Exhibit 10.3

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SUPPLY AGREEMENT

This SUPPLY AGREEMENT (“Agreement”) is made as of this 23rd day of July, 2014 (the “Effective Date”), by and between Pro-Tech Design and Manufacturing, Inc., a California S corporation, having its principal place of business at 14561 Marquardt Ave., Santa Fe Springs, CA 90670 (“Pro-Tech”) and Nevro Corporation, a Delaware corporation, having its principal place of business at 4040 Campbell Avenue, Suite 210, Menlo Park, CA 94025 (“Nevro”).

WHEREAS, Pro-Tech provides contract manufacturing and packaging services to companies within the medical device industry;

WHEREAS, Nevro is engaged in the development of its proprietary implantable medical device for treating pain; and

WHEREAS, Nevro wishes to enter into a subsequent Supply Agreement for continued engagement with Pro-Tech to provide services relating to the inspection, labeling, packaging, and sterilization of Nevro’s medical device for use in Nevro’s commercial sale of Nevro’s medical device (“Purpose”), and Pro-Tech desires to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the parties agree as follows:

ARTICLE 1.
DEFINITIONS

The following terms have the following meanings in this Agreement:

1.1                               “Accessory Components” means various Components packaged and supplied separately from a Product.

1.2                               “Affiliate(s)” means any corporation, firm, partnership or other entity, which controls, is controlled by or is under common control with a party.  For purposes of this definition, “control” shall mean the ownership of at least fifty percent (50%) of the voting share capital of such entity or any other comparable equity or ownership interest.

1.3                               “Applicable Laws” means all applicable laws, rules, regulations, standards and guidelines that apply to the performance of either party’s obligations under this Agreement, including without limitation current good manufacturing practice (“cGMP”) rules, regulations or standards promulgated by the FDA, international standards organizations, and any other governmental agency or any national industry association or governing body in any jurisdiction, including without limitation 21 C.F.R. § 802 et seq. and ISO 13485.

1.4                               “Component” means various components, pieces, or parts of the Product or the Accessory Components supplied to Nevro or its designee by Third Parties pursuant to Section 2.2 or manufactured by Pro-Tech pursuant to Section 2.1.

1.5                               “Confidential Information” has the meaning provided in Section 10.2.

1.6                               “Defective Product” means any Product or Accessory Component that contains a Nonconformity or Latent Defect.

1.7                               “Facilities” means Pro-Tech’s facilities located in Santa Fe Springs, CA or such other facility as mutually agreed in writing by the parties.

1.8                               “FDA” means the United States Food and Drug Administration or any successor thereto.

1.9                               “Intellectual Property” means all patents, patent applications, know-how, trade secrets, copyrights, trademarks, designs, concepts, data, results, technical information, know-how, show-how, materials, prototypes, manuals, standard operating procedures, instructions or Specifications.

1.10                        “Latent Defect” means a Nonconformity that was not reasonably discoverable upon inspection pursuant to Article 4.1(b).

1.11                        “Losses” means suits, claims, losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees) in connection with any suit, demand or action by any Third Party.

1.12                        “Nonconformity” means a characteristic, factor or circumstance of or relating to the Product or Accessory Component manufactured or supplied pursuant to this Agreement that renders Product or Accessory Component not to conform to the Specifications or not to have been made in accordance with Applicable Laws.

1.13                        “Packaging Supplies” include the Tray, retainer, lid, carton, and other packaging products that Pro-Tech will make or have made under this Agreement for packaging of Product or Accessory Components.

1.14                        “Product” means (i) an implantable pulse generator (an “IPG”), (ii) leads, and/or (iii) lead extenders (each packaged with a Tray) to be used in Nevro’s implantable medical device for treatment of chronic pain.

1.15                        “Regulatory Authority” means any governmental regulatory authority involved in regulating any aspect of the development, manufacture, market approval, sale, distribution, packaging or use of Nevro’s Products or Accessory Components including, but not limited to, the FDA and any foreign equivalents thereof.

1.16                        “Services” means the services performed by Pro-Tech pursuant to Sections 2.1, 2.2, and 2.3 of this Agreement.

1.17                        “Specifications” means the specifications for the Product and any Accessory Components, as set forth in Exhibit A of this Agreement, including the Tray Specifications and any subsequent changes to the Specifications or Tray Specifications made in accordance with Article 7.  The Specifications shall be attached to Exhibit A within forty-five (45) days after the Effective Date.

1.18                        “Third Party” means any person or entity other than Nevro, Pro-Tech, or an Affiliate of any of them.

ARTICLE 2.
SERVICES

2.1                               Receipt and Inspection of Components.  Nevro will arrange for the supply to Pro-Tech of multiple Components by Third Parties.  Upon receipt of these Components so provided by or on behalf of Nevro, Pro-Tech shall inspect such Components for (i) damage, and (ii) compliance with other written requirements established by Nevro from time to time.  Pro-Tech shall notify Nevro of any damaged or non-compliant Components received within five (5) business days after receipt of such Components.  If Pro-Tech discovers any damaged or non-compliant Component pursuant to (i) or (ii) above, subsequent to the above described notification of Nevro, Pro-Tech shall (a) ship such Component to an address designated in writing by Nevro, if requested by Nevro, and (b) not use or include any such Component when assembling or making the Product or any Accessory Component without Nevro’s prior written consent.  Pro-Tech shall store all Components received by or on behalf of Nevro in a manner that will not adversely harm such Components and that will preserve the functionality and integrity of such Components.  Pro-Tech is not responsible for any damaged or non-compliant Components, but will make reasonable efforts to discover such defects prior to packaging by performing an inspection on all Components it receives pursuant to this Agreement.  Nonetheless, upon prior written consent from Nevro, Pro-Tech may procure necessary Components from Third Parties on behalf of Nevro solely for the Purpose.  All material costs and expenses resulting from procuring Components on behalf of Nevro shall be charged at cost plus [***]% and invoiced as a pass-through with all supporting documentation included.

2.2                               Environmental Monitoring Services. Pro-Tech will have systems in place to monitor the environment per Nevro’s requirement in which the products are manufactured and/or kitted and/or manufactured.

2.3                               Other Related Services.  Pro-Tech shall provide other services upon terms and conditions agreed to by the parties in writing from time to time.

2.4                               Performance by Pro-Tech.  Pro-Tech shall not delegate its responsibilities under this Agreement to any Third Parties or any Affiliates of Pro-Tech, without the prior written permission of Nevro, except that Pro-Tech may subcontract sterilization of Products or Accessory Components to a Third Party that Nevro approves in writing.  In the event Nevro agrees to such a delegation of Pro-Tech’s responsibilities under this Agreement, Pro-Tech shall ensure such Third Party or Affiliate complies with the terms and conditions of this Agreement.  Any such delegation shall not relieve Pro-Tech of its responsibilities under this Agreement.

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ARTICLE 3.
PURCHASE ORDERS & FORECASTS

3.1                               Purchase Orders.  From time to time, Nevro may issue to Pro-Tech specific purchase orders for Product or Accessory Components (each a “Purchase Order”).  Individual Purchase Orders issued by Nevro referencing this Agreement will be the only documents authorizing the supply of Products and Accessory Components to Nevro or its designee.  Each Purchase Order shall be in the form of a written or electronic communication and shall contain the following information: (i) a description of the Product and/or Accessory Components by item number and revision (ii) quantity and pricing of the Product and/or Accessory Components ordered; (iii) the required delivery date or shipping schedule; (iv) the location to which the Product and/or Accessory Components are to be shipped; and (v) at Nevro’s sole election, the method of transportation.

3.2                               Purchase Order Acceptance.  Pro-Tech shall acknowledge all Purchase Orders received from Nevro that are submitted in compliance with this Agreement in writing within five (5) days after Pro-Tech receives such Purchase Order.  Pro-Tech will deliver all Product and/or Accessory Components prior to or on the delivery dates set forth on Purchase Orders that are so acknowledged, in accordance with Section 3.1.  Pro-Tech shall have no obligation to acknowledge any Purchase Order that either does not conform to Section 3.1 or that requires delivery in any calendar quarter of more than [***] percent ([***]%) of amounts of Product forecasted in the most recent forecast for such calendar quarter pursuant to Section 3.4.

3.3                               Adjustments to Purchase Orders.  Nevro may adjust any Purchase Order within (30) calendar days after issuing a Purchase Order by changing the quantity of Products and/or Accessory Components ordered or rescheduling the delivery date. Subject to Section 2.2, Pro-Tech shall use commercially reasonable efforts to accommodate any other requested schedule changes.

3.4                               Forecast.  Nevro shall prepare and submit to Pro-Tech at least once per quarter a non-binding rolling six (6) month Product and Packaging Supplies demand forecast.  Each such forecast shall be non-binding and shall be used by Pro-Tech solely to plan for materials and production capacity.

ARTICLE 4.
TESTING; SAMPLES; RELEASE

4.1                               Inspection; Acceptance.  Nevro shall be entitled to reject any portion or all of any shipment of Products or Accessory Components that are Defective Product.  Pro-Tech makes no claims for any Component of reliability, fitness of design, function, or compliance to the specifications for such Components, because such Components are procured by Nevro.

(a)                                 Pro-Tech shall maintain an inspection system adequate to ensure that all work performed and items delivered conform to the Specifications and that they comply with and are made in accordance with Applicable Laws and the terms of this Agreement.  Nevro may, at all reasonable times and places, inspect or test the work (including, without limitation,

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raw material, components, assemblies and end products) being performed under this Agreement, including without limitation Pro-Tech’s manufacturing or testing processes, equipment, and locations used for the performance of this Agreement.  If Nevro makes any inspection or test on the premises of the Pro-Tech, including the Facilities, or any permitted lower tier subcontractor pursuant to Section 2.5, all reasonable assistance for such inspection shall be provided by Pro-Tech without charge.  Nevro shall be allowed to inspect Pro-Tech’s Facilities at any time during the manufacturing process.  While on Pro-Tech’s premises, Nevro shall comply with Pro-Tech’s safety and security rules and regulations.

(b)                                 Within sixty (60) business days after delivery of a shipment of Products or Accessory Components, Nevro or its designee may inspect such shipment.  Nevro shall promptly, and in no event more than five (5) business days after the end of such inspection period, notify Pro-Tech if the shipment of Product or Accessory Components includes Defective Product.

(c)                                  If no such notice of Defective Product is provided by Nevro pursuant to Article 4.1(b), then Nevro shall be deemed to have accepted the shipment regardless of whether Nevro has actually performed any inspection or testing on such Product as set forth in Article 4.1(b), and Nevro shall be deemed to have waived any claims as to any Nonconformity, except as to Latent Defects as specified in Article 4.1(d).  Payment of invoice does not constitute acceptance of supplies covered by this Agreement and is without prejudice to any and all claims of Nevro against Pro-Tech.

(d)                                 If a shipment of Product has a Latent Defect, Nevro shall promptly, and in no event more than ten (10) business days after it becomes aware of such Latent Defect, notify Pro-Tech of such Latent Defect.

(e)                                  At Nevro’s sole option, Pro-Tech shall either repair or replace any such Defective Products, however Pro-Tech limits its liability to the purchase price of the Products or Accessory Components.  Pro-Tech shall promptly review the cause of rejection and upon confirmation take corrective action to address and correct the basis for any Nonconformity.  Pro-Tech shall bear freight, tax, and insurance costs incurred by Pro-Tech in transporting such replacement Product to Nevro or its designee provided such Nonconformity be directly related to the work performed by Pro-Tech.

(f)                                   If Pro-Tech disputes Nevro’s assertion that certain Product or Accessory Components are Defective Products, then at either party’s request an independent testing laboratory reasonably acceptable to both parties and subject to confidentiality provisions set forth in Article 10 below, shall be engaged to analyze a sample of the allegedly Defective Product and any samples as necessary to determine whether such rejected Product or Accessory Components are Defective Products.  Both parties shall be bound by the laboratory’s results of analysis, which, absent manifest error, shall be deemed final as to any dispute under this Article 4.  If such laboratory determines Product contains a Nonconformity, then Pro-Tech shall be responsible for the costs incurred by such laboratory.  Otherwise, Nevro shall be responsible for the costs incurred by such laboratory.

4.2                               Chronic Defects.  Should a material number of Products or Accessory Component supplied by Pro-Tech pursuant to this Agreement in any given calendar quarter have Nonconformities, Pro-Tech shall promptly contact Nevro and provide information regarding the nature of the Nonconformities, the steps Pro-Tech plans to take to minimize the occurrence of such Nonconformities, and the frequency of occurrence of such Nonconformities.  Promptly after Nevro receives such notice, the parties shall meet to discuss the causes of such Nonconformities, develop a reasonable and mutually acceptable plan for minimizing occurrence of such Nonconformities, and use commercially reasonable efforts to perform their respective obligations under such plan.

ARTICLE 5.
DELIVERY

5.1                               Storage and Delivery.  Pro-Tech shall segregate and properly store all Components provided by Nevro and Products and Accessory Components supplied by Pro-Tech until use or delivery.  Nevro shall be responsible for all costs and risk of loss associated with such storage of the Product and Components by Pro-Tech or any approved subcontractor.  Pro-Tech shall tender the Product or Accessory Components for delivery, FCA (Incoterms 2000) the Facilities.  Pro-Tech shall ship Product or Accessory Components in accordance with the Purchase Order, or if not described therein, as Nevro designates.  Pro-Tech shall insure all Product or Accessory Components shipped to Nevro or its designee pursuant to this Agreement, at the cost of Nevro, and designate Nevro as the loss payee.

5.2                               Certificate of Compliance. Pro-Tech will provide a written certificate of compliance to Nevro indicating the Product or Accessory Components meet Specifications and were manufactured in accordance with, and comply with, other requirements under Applicable Laws.  Pro-Tech shall provide such certificate of compliance to Nevro electronically (via scanned and emailed copies) within one (1) business day after each shipment of Product and in hard copy for the shipments during the preceding month within five (5) business days after such month’s end.  Pro-Tech shall also include together with the foregoing, certificates of compliance Pro-Tech receives from Third Party suppliers of any Components included in such shipment pursuant to Section 2.2.  Pro-Tech cannot certify the Components comply with the respective Component specifications although it will make reasonable efforts to discover Defects through an inspection of Components it receives pursuant to this Agreement.

ARTICLE 6.
PRICING AND PAYMENT

6.1                               Pricing.  Prices for the Products, each Accessory Components, and Packaging Supplies are or shall be set forth in Exhibit C, as may be amended from time to time upon mutual written agreement of the parties.  Pro-Tech represents that the prices for the Products Accessory Components, or Packaging Supplies sold to Nevro under this Agreement are at least as favorable as the prices currently paid by any other customer of Pro-Tech for products or services substantially similar to Products, Packaging Supplies, or Services in equal or similar quantities.

6.2                               Taxes; Duty.  All taxes, duties and other amounts assessed on the Packaging Supplies prior to or upon sale to Nevro are the responsibility of Pro-Tech and are included in the pricing set forth on Exhibit C.

6.3                               Invoice; Payment Terms.  Pro-Tech shall invoice Nevro for all Products, Packaging Supplies, or Accessory Components shipped upon or after shipment.  Payment for such invoices shall be due within thirty (30) days after shipment date.

ARTICLE 7.
CHANGES TO SPECIFICATIONS

Any changes in the Specifications (“Changes”) from time to time shall be in writing, dated, and signed by the parties.  No Changes shall be implemented by Pro-Tech, whether requested by Nevro or requested or required by any Regulatory Authority, until the parties have mutually agreed in writing to such Change, the implementation date of such Change, and any increase or decrease in fees associated with such Change.  Pro-Tech shall respond promptly to any request made by Nevro for a Change and both parties shall use commercially reasonable, good faith efforts to agree to the terms of such Change in a timely manner.  As soon as possible after Nevro or a Regulatory Authority requests any Change, Pro-Tech shall notify Nevro of the increase or decrease in fees associated with such change and shall provide such supporting documentation as Nevro may reasonably require.  Nevro shall pay all fees associated with such agreed upon Changes and agreed upon by the parties in writing.  Notwithstanding the forgoing, Pro-Tech shall not unreasonably withhold consent to Changes.

ARTICLE 8.
RECORDS; REGULATORY MATTERS

8.1                               Records.  Pro-Tech shall maintain true and accurate books, records, test and laboratory data, reports and all other information (“Records”) relating to Services and manufacture or supply of Products or Accessory Components under this Agreement, including, without limitation, all information required to be maintained by Applicable Laws and any Regulatory Authority.  Pro-Tech shall provide Nevro with a copy of all Records and any documents related to the Services or the supply or manufacture of Product or Accessory Components at Nevro’s request or upon expiration or termination of this Agreement.  The Records shall be Confidential Information of Nevro.  Pro-Tech shall retain copies of all Records for a period of at least ten (10) years after date of final payment under this Agreement.

8.2                               Regulatory Compliance.  Pro-Tech shall be solely responsible for all permits and licenses required by any Regulatory Authority or Applicable Laws to enable Pro-Tech to perform Services under this Agreement.  Pro-Tech will maintain ISO13485 certification.  For clarity, Nevro is responsible for all other permits and licenses required.  Pro-Tech will accommodate Nevro’s requests to perform periodic onsite audits.

8.3                               Quality Audits.  Inspection System and Quality Assurance Requirements for supplies and/or Services provided under this Agreement shall be in accordance with Pro-Tech’s standard quality system, which shall meet or exceed industry standards.  All Products and Accessory Components shall conform to the Specifications and shall be manufactured in accordance, and comply, with Applicable Laws and this Agreement.

8.4                               Regulatory Inspection.  Pro-Tech shall cooperate reasonably with Nevro’s efforts to obtain regulatory approval of Products. Without limiting the foregoing, if a Regulatory Authority makes an inquiry or otherwise requests information or assistance relating to Products or Accessory Components, whether to Nevro or Pro-Tech, Pro-Tech shall provide access to, and coordinate and make available, applicable personnel, facilities, materials, and documents as necessary to respond to such inquiries.  In the event of any such inquiry, request, or other communication relating to Product or Accessory Components, Pro-Tech will promptly notify and provide information regarding such inquiry, request, or communication to Nevro.  Pro-Tech will promptly forward to Nevro copies of any findings that Pro-Tech receives from a government authority or Regulatory Authority in connection with Services, Product, or Accessory Components.  Pro-Tech will also provide Nevro an opportunity to comment prospectively on any Pro-Tech responses to a government authority regarding Product or Accessory Components.

8.5                               Ownership of Regulatory Filings.  As between the parties, Nevro will own all regulatory filings for Nevro products.  Pro-Tech shall cooperate reasonably with Nevro to draft and file applications and other materials with any Regulatory Authority relevant to Products or Accessory Components, and to seek approval of Products by such Regulatory Authorities

ARTICLE 9.
REPRESENTATIONS, WARRANTIES, AND COVENANTS

9.1                               Pro-Tech.  Pro-Tech represents, warrants and covenants to Nevro that:

(a)                                 In providing services under this Agreement, Pro-Tech shall comply with the Specifications, Applicable Laws and this Agreement;

(b)                                 neither Pro-Tech, its Affiliates, members of their respective staffs, nor any of their approved subcontractors or members of their respective staffs are or shall be, at the time of performance of under this Agreement, disqualified or debarred by any Regulatory Authorities or any other governmental authority for any purpose;

(c)                                  any Services provided hereunder by Pro-Tech will be provided in a workman-like and professional manner by personnel of Pro-Tech having a level of skill in the area commensurate with the requirements of the scope of work to be performed;

(d)                                 to its knowledge, its performance under this Agreement will not infringe or misappropriate any patent rights and other Intellectual Property rights;

(e)                                  all Product and Accessory Components shall comply with Specifications; and

(f)                                   it has not received any warnings from any Regulatory Authority relating to services it has provided to Third Parties.

9.2                               Mutual.  Each party hereby represents and warrants to the other party that:

(a)                                 Compliance with Laws.  Such party will comply with Applicable Laws relevant to such party’s performance under this Agreement.

(b)                                 Existence and Power.  Such party (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized and (ii) has the power and authority and the legal right to own and operate its property and assets, and to carry on its business as it is now being conducted.

(c)                                  Authorization and Enforcement of Obligations.  Such party (i) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

(d)                                 Execution and Delivery.  This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid and binding obligation upon such party.

(e)                                  No Consents.  All necessary consents, approvals, and authorizations of all Regulatory Authorities and other persons required to be obtained by such party in connection with the Agreement have been obtained.

(f)                                   No Conflict.  The execution and delivery of this Agreement and the performance of such party’s obligations hereunder (i) do not conflict with or violate any requirement of Applicable Laws; and (ii) do not materially conflict with, or constitute a material default or require any consent under, any contractual obligation of such party.

9.3                               Limitations.  THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE BY EACH PARTY TO THE OTHER AND NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 10.
CONFIDENTIAL INFORMATION

10.1                        Mutual Obligation.  Pro-Tech and Nevro each agree that it will not disclose the Confidential Information (defined below) it receives from or on behalf of the other party pursuant to this Agreement to any Third Party without the prior written consent of the other party, or use such Confidential Information for any purpose other than as permitted in this Agreement or as necessary to perform its obligations or exercise its rights under this Agreement, except that Nevro may disclose this Agreement under confidentiality obligations to actual or potential outside investors, licensees, acquirers, corporate partners and advisors.  Notwithstanding the foregoing, each party may disclose the other party’s Confidential Information to any of its Affiliates, employees, consultants and other authorized representatives that (i) need to know such Confidential Information for the purpose of performing under this Agreement or exercising rights hereunder, (ii) are advised of the contents of this Article, and (iii) agree to be bound by the terms of this Article or confidentiality obligations commensurate with those set forth in this Article.

10.2                        Definition.  As used in this Agreement, the term “Confidential Information” includes all such information furnished by Pro-Tech or Nevro, or any of their respective authorized representatives, independent contractors or Affiliates, to the other or its authorized representatives, independent contractors or Affiliates, whether furnished in any form, including but not limited to written, verbal, visual, electronic or in any other media or manner.  Confidential Information includes without limitation all proprietary information (whether or not patented), any licensed technology, methods or materials, documents, analyses, compilations, business or technical information and other materials prepared by either party, or any of their respective representatives, containing or based in whole or in part on any such information furnished to a party by the other party or its representatives.  Records, Specifications, Product or Component specific documents, and all copies thereof shall be deemed Confidential Information disclosed by Nevro.  Confidential Information of each party also includes without limitation the existence of this Agreement and its terms.  All Confidential Information will remain the sole property of the party disclosing or deemed to have disclosed such information or data.

10.3                        Exclusions.  Notwithstanding Article 10.1, the restrictions set forth in Article 10.1 shall not apply to any information that (i) is or becomes generally available to the public other than as a result of a breach of this Agreement, (ii) is already known by the receiving party at the time of disclosure, as evidenced by the receiving party’s written records, (iii) becomes available to the receiving party without an obligation of confidentiality, or (iv) was or is independently developed by or for the receiving party without reference to the other party’s Confidential Information, as evidenced by the receiving party’s contemporaneous written records.  If the Confidential Information of a party is required to be disclosed pursuant to a requirement of law, government regulation, or court or administrative order, then the party being compelled to disclose such Confidential Information may disclose such Confidential Information, provided that such disclosing party (a) gives the other party prompt written notice regarding such required disclosure so that the other party may obtain a protective order or otherwise minimize any such disclosure; (b) cooperates fully with the other party and/or its Affiliates in connection with its efforts to obtain any such order or other remedy; (c) discloses, where disclosure is necessary, only the information legally required to be disclosed; and (d) uses its reasonable efforts to have confidential treatment accorded to the disclosed Confidential Information.

10.4                        Return of Confidential Information.  Upon termination of this Agreement, the receiving party shall, upon request of the disclosing party, promptly return within thirty (30) days all Confidential Information, including all copies thereof, and cease its use or, promptly destroy the same and certify such destruction to the disclosing party; except that the receiving party may retain a single copy thereof for the sole purpose of determining the scope of the obligations incurred under this Agreement.

10.5                        Survival.  The obligations of this Article 10 will terminate ten (10) years from the expiration or termination of this Agreement.

ARTICLE 11.
INTELLECTUAL PROPERTY

11.1                        Pro-Tech Intellectual Property.  Pro-Tech has certain intellectual property rights over processes developed and trade secrets used in the manufacturing of Product.  If at any time Pro-Tech is unwilling or unable to provide Products or Accessory Components under this Agreement or after this Agreement terminates or expires, Pro-Tech grants Nevro a non-exclusive license under any intellectual property and/or know how and manufacturing processes owned or otherwise licensable by Pro-Tech to enable Nevro to make, have made, and use and sell the affected Product.

11.2                        Nevro Intellectual Property Relating to Products.  If Nevro makes any know-how or trade secret available to Pro-Tech relative to the design or production of a Product or Accessory Component, Pro-Tech will have a non-exclusive, non-transferable, revocable license under such intellectual property solely to produce or have produced the Products or Accessory Components pursuant to this Agreement.

ARTICLE 12.
INDEMNIFICATION

12.1                        Indemnification by Pro-Tech.  Pro-Tech shall indemnify, defend and hold harmless Nevro, its Affiliates, and their respective directors, officers, employees and agents (“Nevro Indemnitees”) from and against any and all Losses to the extent arising out of or resulting from (i) any breach of Pro-Tech’s representations, covenants, warranties or obligations set forth in this Agreement or any Pro-Tech Indemnitee’s violation of Applicable Law relevant to this Agreement, or (ii) any negligence or willful misconduct by any Pro-Tech Indemnitee, except to the extent that any of the foregoing arises out of or results from any Nevro Indemnitees’ negligence, willful misconduct or breach of this Agreement or violation of Applicable Law.

12.2                        Indemnification by Nevro.  Nevro shall indemnify, defend and hold harmless Pro-Tech, its Affiliates, and their respective directors, officers, employees and agents (“Pro-Tech Indemnitees”) from and against any and all Losses to the extent arising out of or resulting from (i) any breach of Nevro’s representations, covenants, warranties or obligations set forth in this Agreement or any Nevro Indemnitee’s violation of Applicable Law relevant to this Agreement, or (ii) any negligence or willful misconduct by any Nevro Indemnitee, except to the extent that any of the foregoing arises out of or results from any Pro-Tech Indemnitees’ negligence, willful misconduct or breach of this Agreement or violation of Applicable Law.

12.3                        Indemnification Procedures.  All indemnification obligations in this Agreement are conditioned upon the party seeking indemnification: (i) promptly notifying the indemnifying party in writing of any claim or liability of which the party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, however, that failure to provide such written notice within a reasonable period of time shall not relieve the indemnifying party of any of its obligations hereunder except to the extent the indemnifying party is prejudiced by such failure; (ii) cooperating with the indemnifying party in the defense of any such claim or liability (at the indemnifying party’s expense); and (iii) not compromising or settling any claim or liability without prior written consent of the indemnifying party.  The indemnifying party may be represented by counsel of its own choosing, such counsel to be reasonably acceptable to the indemnified party.

ARTICLE 13.
INSURANCE

Pro-Tech shall procure and maintain general liability insurance in such amount as ordinary good business practice for its type of business would make advisable, but not less than one million dollars ($1,000,000).  Pro-Tech does not maintain insurance for Nevro’s products.  Nevro shall procure and maintain product liability and general liability insurance in such amount as ordinary good business practice for its type of business would make advisable, but not less than five million dollars ($5,000,000).

ARTICLE 14.
TERM AND TERMINATION

14.1                        Term.  This Agreement shall commence on the Effective Date and shall continue for a period of five (5) years, unless earlier terminated under Article 14.2 or 14.3 below (the “Term”).

14.2                        Termination for Material Breach.  Either party may terminate this Agreement effective upon sixty (60) days prior written notice to the other party, if the other party commits a material breach of this Agreement and fails to cure such breach by the end of such thirty (30) day period.

14.3                        Termination Without Cause.  Without prejudice to any of its other rights conferred on it by this Agreement or by Applicable Law:

(a)                                 Nevro may terminate this Agreement six (6) months after giving Pro-Tech written notice to such effect; and

(b)                                 Pro-Tech may terminate this Agreement eighteen (18) months after giving Nevro written notice to such effect.

14.4                        Effect of Termination.

(a)                                 Expiration or termination of this Agreement shall be without prejudice to any rights or obligations that accrued to the benefit of either party prior to such expiration or termination.

(b)                                 In the event of any termination pursuant to Section 14.2 or 14.3, Pro-Tech shall promptly return to Nevro (i) any remaining inventory of materials or Components received from or on behalf of Nevro, (ii) all remaining inventories of Product, (iii) any other

Product (or Components thereof or raw materials therefor) being stored for Nevro, and (iv) copies of Records used to produce Product or Accessory Components, and all associated completed release tests and certificates of compliance.

(c)                                  Upon termination or expiration of this Agreement, all prototype tooling and production tooling shall be returned to Nevro from the location of such tooling at the time of such expiration or termination of this Agreement.  Pro-Tech may ship or send such tooling to Nevro, at Nevro’s cost, or Nevro may collect such tooling itself.

14.5                        Survival.  The provisions set forth in Section 14.4 and 14.5 and Articles 8, 10, 11, 12, 15, and 17 shall survive termination or expiration of this Agreement, as will other terms that by their nature are intended to survive the expiration or termination of this Agreement.

ARTICLE 15.
LIMITATIONS OF LIABILITY

EXCEPT IN CONNECTION WITH A BREACH OF A PARTY’S OBLIGATIONS UNDER ARTICLE 10 OR LIABILITY UNDER ARTICLE 12, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUES, PROFITS OR DATA, WHETHER IN CONTRACT OR TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 16.
NOTICE

All notices and other communications hereunder shall be in writing to each party as set forth below and shall be deemed given: (i) when delivered personally; (ii) when delivered by facsimile transmission (receipt verified); (iii) when received or refused, if mailed by registered or certified mail (return receipt requested), postage prepaid; or (iv) when delivered if sent by express courier service, to the parties at the following addresses (or at such other address as specified by either party as described herein).

Nevro:	Nevro Corporation	Pro-Tech:	Pro-Tech Design & Manufacturing, Inc.
	4040 Campbell Avenue, Suite 210		14561 Marquardt Ave.
	Menlo Park, CA 94025		Santa Fe Springs, CA 90670
	Tel: 650-251-0005		Tel: 562-207-1680
	Facsimile: 650-251-9415		Facsimile: 562-207-1699

ARTICLE 17.
MISCELLANEOUS

17.1                        Entire Agreement; Amendments.  This Agreement, the Exhibits thereto, and any amendments thereto constitute the entire understanding between the parties and supersede any contracts, agreements or understanding (oral or written) of the parties with respect to the subject matter hereof.  No term of this Agreement may be amended except upon written agreement of both parties, unless otherwise provided in this Agreement.

17.2                        Captions.  The captions and headings in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement.

17.3                        Further Assurances.  The parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

17.4                        No Waiver.  Failure by either party to insist upon strict compliance with any term of this Agreement in any one or more instances will not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

17.5                        Severability.  If a court or other body of competent jurisdiction declares any term of this Agreement invalid or unenforceable, the remaining terms of this Agreement will continue in full force and effect.

17.6                        Independent Contractors.  The relationship of the parties is that of independent contractors, and neither party will incur any debts or make any commitments for the other party except to the extent expressly provided in this Agreement.  Nothing in this Agreement is intended to create or will be construed as creating between the parties the relationship of joint ventures, co-partners, employer/employee or principal and agent.

17.7                        Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assigns.  Neither party may assign this Agreement, in whole or in part, without the prior written consent of the other party, which shall not be unreasonably withheld, provided, however, that either party may, without the other party’s consent, assign this Agreement to an Affiliate or to an acquirer or successor of substantially all of the business or assets of the assigning company to which this Agreement relates.  Any assignment in violation of this Section 17.7 shall be null and void.

17.8                        Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware, excluding its conflicts of law provisions.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

17.9                        Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  Any photocopy, facsimile or electronic reproduction of the executed Agreement shall constitute an original.

17.10                       Product Release and Distribution.  Pro-Tech does not design or commercially distribute medical devices, components, or primary packaging elements.  Pro-Tech does not guarantee the fitness of use or reliability of any designs.  Nevro is solely responsible for the commercial distribution of its Products.  Pro-Tech may ship to multiple sites as requested by Nevro however Pro-Tech is not distributing the Product for Nevro.

[THE REMAINDER OF THIS PAGE LEFT BLANK
SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties have caused their duly authorized representative to execute this Agreement effective as of the Effective Date.

PRO-TECH DESIGN AND MANUFACTURING, INC.		NEVRO CORPORATION

By:	/s/ Aaron Swanson	By:	/s/ Konstantinos Alataris

Name:	Aaron Swanson	Name:	Konstantinos Alataris

Title:	VP, Operations	Title:	CEO

EXHIBIT A

SPECIFICATIONS

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-NIPG1500[C]
Title:	IPG Model IPG1500 Kit, NIPG1500
Owner:	[***]
Status:	RELEASED
Effective Date:	21-Jan-2014

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

REG_ROLE Regulatory Affairs	[***]	[***]

R&DE_ROLE Research and Development	[***]	[***]

R&DM_ROLE Research and Development	[***]	[***]

MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	NIPG1500	C	Sheet 1 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

1.                          SCOPE

The NIPG1500 kit will include the implantable pulse generator, model IPG1500 and implant tools to aid the physician during the operating procedure.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                The NIPG1500 kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	NIPG1500	C	Sheet 2 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  IPG kit shall be supplied ETO sterilized per manufacturing outline NIPG1500.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	NIPG1500	C	Sheet 3 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Components shall be visible while inside the trays.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both trays and pouches shall be sealed per ProTech’s manufacturing outline NIPG1500.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the trays and pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

	Document number	Rev
	NIPG1500	C	Sheet 4 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

4.6.                   Components shall be placed in the inner tray as shown in the image below:

[***]

Figure 1: Location of Nevro devices in the inner tray

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	NIPG1500	C	Sheet 5 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

4.7.                   The retainer tray will remain empty for the NIPG1500 kit. The retainer tray shall be placed on top of the Inner tray and shall snap into place.

4.8.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.9.                   The clear side of the inner tray shall be loaded into the outer pouch so that the contents of the tray are visible from the clear side of the outer pouch.

4.10.            A NIPG1500 Kit Label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package and is placed in the same orientation as shown below. Place the supplementary label below the NIPG1500 Kit label on the Tyvek pouch (P/N 10253-16) as shown below

4.10.1.           A MR Conditional Label shall be placed on the open space of the NIPG1500 Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 4). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

Figure 2: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	NIPG1500	C	Sheet 6 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

4.11.            A NIPG1500 Kit Label shall be placed in the center of the shelf carton (P/N 10254-01) in the same orientation as shown below.  The orientation of the Lead Kit Label on the outer pouch and shelf carton should be the same. The label should be centered and placed between 4 ½ to 5 ½ inches from the top of the shelf carton and square to the front carton plane.

4.11.1.           A MR Conditional Label shall be placed on the open space of the NIPG1500 Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 4). The MR Conditional Label must not obscure any print or logo on the NIPG1500 Label. All edges must be pressed flat and exhibit zero label peel.

4.12.            The pouch with its contents shall then be loaded into the shelf carton in the same orientation as shown below:

[***]

Figure 3: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	NIPG1500	C	Sheet 7 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

[***]

Figure 4: MR Conditional Label Placement

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	NIPG1500	C	Sheet 8 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

4.13.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 5: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	NIPG1500	C	Sheet 9 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

4.14.            Place labels on the shelf carton as shown below (Side View of the shelf carton):

[***]

Figure 6: Location of labels on shelf carton (con’t)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	NIPG1500	C	Sheet 10 of 10

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Model IPG1500 Kit, NIPG1500

4.15.            No more than 2 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline NIPG1500.

5.                          QUALITY SYSTEM

The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.1.                   Lot Traceability & Acceptance

5.1.1.                  Each lot shall be traceable to the material lot numbers used.

5.1.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.2.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, manufacturing process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	See Document Detail Page
B	[***]	See Document Detail Page
C	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-10913[B]
Title:	CLPG2000 Programmer Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	09-May-2013

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
R&DE_ROLE Research and Development	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	10913 (CLPG2000)	B	Sheet 1 of 2

PART SPECIFICATION	Title
Confidential & Proprietary	CLPG2000 Programmer Kit

1.                          SCOPE

This specification establishes the receiving, packaging, shipping and quality system requirements for the Nevro CLPG2000 Programmer Kit.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The programmer kit will be stored and supplied by ProTECH

Santa Fe Springs, CA USA

14561 Marquardt Avenue

Santa Fe Springs, CA 90670

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

4.                          RECEIVING INSPECTION REQUIRMENTS

4.1.                   Packing list quantity matches delivered quantity.

4.2.                   Packing list serial numbers match delivered serial numbers on manufacturer packaging.

5.                          PACKAGING & SHIPPING REQUIREMENTS

5.1.                   Contents of package will be received and re-packaged in manufacturer’s packaging.

5.2.                   Surfaces of the manufacturer packaging shall be smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance.

5.3.                   Outer packaging shall be labeled with packaging label, P/N 10914 as shown in the image below:

[***]

Figure 2: Placement of label on top of manufacturer’s packaging box

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	10913 (CLPG2000)	B	Sheet 2 of 2

PART SPECIFICATION	Title
Confidential & Proprietary	CLPG2000 Programmer Kit

6.                          QUALITY SYSTEM

6.1.                   Lot Traceability & Acceptance

6.1.1.                  Each lot shall be traceable to the material lot numbers used on packing list.  The lot number shall be printed on the packaging label P/N 10914.

6.1.2.                  Each lot supplied shall be inspected by the supplier using trained personnel to determine conformance to requirements if applicable.

6.2.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	See Document Detail Page
B	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
6/6/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-PTTK1000[E]
Title:	Patient Trial Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	06-Jun-2014

Owner Role	Actor	Sign-off By
REG_ROLE Regulatory Affairs	[***]	[***]
QUAL_ASSURANCE Quality Assurance	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	PTTK1000	E	Sheet 1 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Patient Trial Kit

1.                          SCOPE

The Patient Trial Kit will include the patient trial accessories and instructions needed during the patient’s trial.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The patient trial kit will be stored and supplied by ProTech Design & Manufacturing Inc, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	PTTK1000	E	Sheet 2 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Patient Trial Kit

4.                          FUNCTIONAL REQUIREMENTS

4.1.                   Patient Trial Kit packaging shall contain the patient trial kit cardboard insert, battery box, and patient trial kit outer box, as shown in Figure 1.

[***]

Figure 1: Subcomponents of Patient Trial Kit Packaging

4.2.                   Kit shall be easy to open.

4.3.                   Patient Trial Kit shall not be sterilized.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	PTTK1000	E	Sheet 3 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Patient Trial Kit

5.                          PACKAGING & SHIPPING REQUIREMENTS

5.1.                   Contents of package shall be free of contaminants and foreign objects.

5.2.                   Patient Trial Kit Cardboard insert, P/N 10254-11, shall be folded so that it looks like the image below:

[***]

Figure 2: Patient Trial Kit Cardboard Insert

5.3.                   The cardboard insert shall then be placed inside the Patient Trial Kit Outer Box, as show in Figure 3.

5.4.                   There are three main compartments in the Patient Trial Kit Outer Box as shown below:

[***]

Figure 3: Patient Trial Kit Outer Box Compartments

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	PTTK1000	E	Sheet 4 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Patient Trial Kit

5.5.                   The Trial Stimulator Belt, P/N 10202, shall be taken out of the plastic wrap, unfolded once and placed in compartment 1 of the Patient Trial Kit Outer Box as shown in Figure 5.

[***]

Figure 4: Trial Stimulator Belt

5.6.                   Four lithium AA batteries, P/N 10085, shall be placed inside the battery box, P/N 10254-12, all oriented in the same direction. The battery box shall then be placed in compartment 2 of the Patient Trial Kit Outer Box, as shown in Figure 5.

[***]

Figure 5: Placement of components inside the Patient Trial Kit Outer Box

5.7.                   The Flexible Boot, P/N 10485, shall be placed in compartment 3.

5.8.                   Place the USB Flash Drive with the loaded Patient Manual in compartment 3 along with the Flexible Boot.

5.9.                   Place the Patient Temporary ID Card (P/N 10288) on top of the filled compartments 2 and 3.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	PTTK1000	E	Sheet 5 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Patient Trial Kit

5.10.            Surfaces of the Patient Trial Kit Outer Box are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance.

5.11.            Place labels on the Patient Trial Kit Outer Box as shown below (isometric view of box):

[***]

Figure 6: Front side of Patient Trial Kit Outer Box

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	PTTK1000	E	Sheet 6 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Patient Trial Kit

5.12.            Ensure that an inventory label is placed on both the right side of the Patient Trial Kit Outer Box and on the binding of the outer box as show in Figure 7.

[***]

Figure 7: Back side of Patient Trial Kit Outer Box

5.13.            Place Patient Trial Kits into a shipping carton per ProTech’s manufacturing outline PTTK1000.

6.                          QUALITY SYSTEM

6.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

6.2.                   Lot Traceability & Acceptance

6.2.1.                  Each lot shall be traceable to the material lot numbers used.

6.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

6.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	PTTK1000	E	Sheet 7 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Patient Trial Kit

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	01/14/2010
B	[***]	03/01/2011
C	[***]	03/15/2011
D	[***]	See Document Detail Page
E	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-EXTS1000[D]
Title:	Trial Stimulator Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	30-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	EXTS1000	D	Sheet 1 of 2

PART SPECIFICATION	Title
Confidential & Proprietary	Trial Stimulator Kit

1.                          SCOPE

This part specification establishes the bill of materials, packaging, shipping and quality system requirements for the Nevro Trial Stimulator Kit EXTS1000.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The Trial Stimulator, flexible boot, and external box will be shipped from CCC.

3.2.                   The Trial Stimulator Kit will be stored and supplied by ProTech Design & Manufacturing Inc, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.3.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

4.                          FUNCTIONAL REQUIREMENTS

4.1.                   Kit shall be easy to open.

5.                          PACKAGING & SHIPPING REQUIREMENTS

5.1.                   Contents of package shall be free of contaminants and foreign objects.

5.2.                   Foam or bubble wrap shall surround the trial stimulator while inside the external box to protect the trial stimulator during shipping and storage.

5.3.                   Contents of Trial Stimulator kit will be packaged in an external box, manufacturer P/N 363, from CCC as detailed below:

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	EXTS1000	D	Sheet 2 of 2

PART SPECIFICATION	Title
Confidential & Proprietary	Trial Stimulator Kit

5.3.1.                  Base Material: White carton sheet 1.5mm thickness

5.3.2.                  Cover Material: Light blue Cellulose paper, 80 grams

5.3.3.                  Dimensions: 270 x 175 x 42 mm

5.4.  Kit will be packaged per Pro Tech’s manufacturing outline EXTS1000.

5.5.                   Surfaces of the Outer Box are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance

5.4                        Packaging shall be labeled with packaging label, P/N 10203-01

5.5                        A tamper indicator shall be placed on the Outer Box

6.                          QUALITY SYSTEM

6.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

6.2.                   Lot Traceability & Acceptance

6.2.1.                  Each lot shall be traceable to the material lot numbers used.

6.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

6.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00280	[***]	05/21/2010
B	00283	[***]	06/04/2010
C	00489	[***]	06/02/2011
D	00546	[***]	08/11/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-CLPW1000[B]
Title:	Programmer Wand Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	30-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	CLPW1000	B	Sheet 1 of 2

PART SPECIFICATION	Title
Confidential & Proprietary	Programmer Wand Kit

1.                          SCOPE

The Programmer Wand Kit will include the Programmer Wand needed to program the patient’s therapy.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The programmer wand and external box will be shipped from CCC.

3.2.                   The programmer wand kit will be stored and supplied by ProTech Design & Manufacturing Inc, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.3.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

4.                          FUNCTIONAL REQUIREMENTS

4.1.                   Kit shall be easy to open.

5.                          PACKAGING & SHIPPING REQUIREMENTS

5.1.                   Contents of package shall be free of contaminants and foreign objects.

5.2.                   Foam or bubble wrap shall surround the programmer wand inside the Outer Box to protect the programmer wand during shipping and storage.

5.3.                   Surfaces of the Programmer Wand Kit Outer Box are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance.

5.4.                   Contents of Programmer Wand kit will be packaged in an external box, manufacturer P/N 363, from CCC as detailed below:

5.4.1.                  Base Material: White carton sheet 1.5mm thickness

5.4.2.                  Cover Material: Light blue Cellulose paper, 80 grams

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	CLPW1000	B	Sheet 2 of 2

PART SPECIFICATION	Title
Confidential & Proprietary	Programmer Wand Kit

5.4.3.                  Dimensions: 270 x 175 x 42 mm

5.5.                   Kit will be packaged per Pro Tech’s manufacturing outline CLPW1000.

5.6.                   Packaging shall be labeled with packaging label, P/N 10270-01.

5.7.                   A tamper indicator sticker shall be placed on the Outer Box shipped from CCC.

6.                          QUALITY SYSTEM

6.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

6.2.                   Lot Traceability & Acceptance

6.2.1.                  Each lot shall be traceable to the material lot numbers used.

6.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

6.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00280	[***]	05/21/2010
B	00642	[***]	03/28/2012

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-CHGR1000[G]
Title:	Charger kit
Owner:	[***]
Status:	RELEASED
Effective Date:	30-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	CHGR1000	G	Sheet 1 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Charger Kit

1.                          SCOPE

The Charger Kit will include the Nevro charger, power supply with US, EU, UK, and Australia power adaptor plugs, charger belt, charger holder pouch, and instructions for the patient. The Nevro charger will be compatible with the Nevro Implantable Pulse Generator (IPG).

2.                          APPLICABLE DOCUMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	CHGR1000	G	Sheet 2 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Charger Kit

3.                          REQUIREMENTS

3.1.                   The charger kit will be stored and supplied by Pro-Tech Design & Manufacturing Inc, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

4.                          FUNCTIONAL REQUIREMENTS

4.1.                   Kit shall contain all four US, EU, UK, and Australia power adaptor plugs.

4.2.                   Place the following contents on top of the charger and belt compartments in the following order from bottom to top (so that the smallest items are seen first when opening the Charger Kit Outer Box lid):

•                  Patient Registration Form

•                  Charger Kit Patient Chart Label (strip of 8 individual labels)

•                  Charger Kit Internal Tracking Label (strip of 8 individual labels)

•                  Patient Temporary ID Card

5.                          KIT SHALL BE EASY TO OPEN PACKAGING & SHIPPING REQUIREMENTS

5.1.                   Contents of package shall be free of contaminants and foreign objects.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	CHGR1000	G	Sheet 3 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Charger Kit

5.2.                   Foam shall surround the charger inside the Charger Kit Outer Box Shell to protect the charger during shipping and storage.

5.3.                   There are three main compartments in the Charger Kit Outer Box Shell as shown in the image below:

[***]

Figure 1: Charger Kit Outer Box Compartments

5.4.                   Place the charger, P/N 10187, in compartment 1, as shown in Figure 2.

5.5.                   Place the charger belt & pouch, P/N 10189, and the charger belt holder, P/N 10277, in compartment 2 as shown in Figure 2.

5.6.                   Place the AC/DC Power Supply, P/N 10188, with the US, EU, UK, and Australia charger power supply plugs (P/N 10390-01, -02, -03, and -04) in compartment 3. After placing contents into compartment 3 fold flap down so that it is tucked into box.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	CHGR1000	G	Sheet 4 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Charger Kit

5.7.                   Components shall be placed in the Charger Kit Outer Box Shell as shown in the image below:

[***]

Figure 2: Placement of Components in Charger Kit Outer Box (US, EU, and UK plug adaptors and USB flash drive are not shown)

5.8.                   Place the USB flash drive that is loaded with the patient manual (P/N 10443) into compartment 2.

5.9.                   Place the Patient Registration Form (P/N 10221), Patient Chart Labels (P/N 10243-02), Charger Kit Internal Tracking Labels (P/N 10244-02), and Patient Temporary ID Card (P/N 10288) on top of the items in compartments 1 and 2.

5.10.            Surfaces of the Charger Kit Outer Box Shell are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	CHGR1000	G	Sheet 5 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Charger Kit

5.11.            Place labels on the Charger Kit Outer Box Shell as shown in Figure 3 and 4.

[***]

Figure 3: Front side of Charger Kit Outer Box

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	CHGR1000	G	Sheet 6 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Charger Kit

5.12.            Ensure that an inventory label is placed on both the right side of the Charger Kit Outer Box and on the back side of the outer box as show in Figure 4.

[***]

Figure 4: Back side of Charger Kit Outer Box

6.                          QUALITY SYSTEM

6.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

6.2.                   Lot Traceability & Acceptance

6.2.1.                  Each lot shall be traceable to the material lot numbers used.

6.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

6.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	CHGR1000	G	Sheet 7 of 7

PART SPECIFICATION	Title
Confidential & Proprietary	Charger Kit

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00193	[***]	01/14/2010
B	00275	[***]	05/20/2010
C	00283	[***]	06/04/2010
D	00394	[***]	02/11/2011
E	00489	[***]	06/02./2011
F	00547	[***]	08/15/2011
G	00665	[***]	04/11/12

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK9100[A]
Title:	Medical Adhesive kit
Owner:	[***]
Status:	RELEASED
Effective Date:	30-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK9100	A	Sheet 1 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Medical Adhesive kit

1.         SCOPE

The Medical Adhesive kit will be supplied as a supplementary accessory for physicians upon request.

2.         APPLICABLE DOCUMENTS

[***]

3.         REQUIREMENTS

3.1.      The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.      Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.      Functional Requirements

3.3.1.      Component shall be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.2.      Kit shall be easy to open with gloves on.

3.3.3.      Accessory kit will be supplied ETO sterilized per manufacturing outline ACCK9100.

4.         PACKAGING & SHIPPING REQUIREMENTS

4.1.      Component shall be visible while inside both pouches.

4.2.      Contents of package shall be free of contaminants and foreign objects.

4.3.      Both pouches shall be sealed per Protech’s manufacturing outline ACCK9100.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK9100	A	Sheet 2 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Medical Adhesive kit

4.4.      Sterilization indicator must be green after sterilization.

4.5.      Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.      Component shall be placed in the pouches similar to the image below, where the component is shaded dark grey:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK9100	A	Sheet 3 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Medical Adhesive kit

4.7.      Accessory kit label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.8.      No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK9100.

5.         QUALITY SYSTEM

5.1.      The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.      Lot Traceability & Acceptance

5.2.1.      Each lot shall be traceable to the material lot numbers used.

5.2.2.      Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.      Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, manufacturing process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK9100	A	Sheet 4 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Medical Adhesive kit

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00622	[***]	01/13/2012

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK9050[C]
Title:	Mx Trial Adaptor Cable Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	03-Jun-2013

Owner Role	Actor	Sign-off By
REG_ROLE Regulatory Affairs	[***]	[***]
QUAL_ASSURANCE Quality Assurance	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK9050	C	Sheet 1 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Mx Trial Adaptor Cable Kit

1.                          SCOPE

The Mx Trial Adaptor Cable Kit will be supplied as an accessory to bridge the Medtronic Snap-Lid Connector Cable and Nevro external trial stimulator (ETS).

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.2.                   Functional Requirements

3.2.1.                  Components shall be supplied in a single (1) plastic bag.

3.2.2.                  Bag shall be easy to open.

3.2.3.                  Accessory kit shall be supplied per manufacturing outline ACCK9050.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside the plastic bag.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Bag shall be cut to size and sealed per ProTech’s manufacturing outline ACCK9050.

4.4.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK9050	C	Sheet 2 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Mx Trial Adaptor Cable Kit

4.5.                   Label shall be placed in the center of the pouch so as to ensure visibility of the contents of the package.

[***]

4.6.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK9050.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK9050	C	Sheet 3 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Mx Trial Adaptor Cable Kit

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00175	[***]	12/23/09
B	CHO-271	[***]	See Document Detail Page
C	CHO-290	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/16/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK8012-90[A]
Title:	Stylet Kit, 90cm Length
Owner:	[***]
Status:	RELEASED
Effective Date:	21-Mar-2013

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-90	A	Sheet 1 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, 90cm Length

1.                          SCOPE

This specification establishes the functional, packaging, shipping and quality system requirements for the Nevro 90cm stylet kit, ACCK8012-90.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall slide smoothly in place inside the stylet retainer.

3.3.2.                  Stylet handles shall be secured onto stylet retainer clip.

3.3.3.                  Loaded stylet retainer shall be supplied in a double layered pouch configuration for operating room (OR) use.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-90	A	Sheet 2 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, 90cm Length

3.3.4.                  Kit shall be easy to open with gloves on.

3.3.5.                  Accessory kit shall be supplied ETO sterilized per manufacturing outline ACCK8012-90.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be cut to size and sealed per ProTech’s manufacturing outline ACCK8012-90.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.]

4.6.                   Component shall be placed in the pouches similar to the image below, where the component is the depicted hoop:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-90	A	Sheet 3 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, 90cm Length

4.7.                   Accesorry Kit Label with the supplementary label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.8.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK8012-90.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK8012-70[C]
Title:	Stylet Kit, .012” Diameter, 70cm Length
Owner:	[***]
Status:	RELEASED
Effective Date:	13-Sep-2012

Owner Role	Actor	Sign-off By
REG_ROLE Regulatory Affairs	[***]	[***]
QUAL_ASSURANCE Quality Assurance	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-70	C	Sheet 1 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 70cm Length

1.                          SCOPE

This specification establishes the functional, packaging, shipping and quality system requirements for the Nevro 70 cm length 0.012” diameter stylet kit, ACCK8012-70.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall slide smoothly in place inside the stylet retainer.

3.3.2.                  Stylet handles shall be secured onto stylet retainer clip.

3.3.3.                  Loaded stylet retainer shall be supplied in a double layered pouch configuration for operating room (OR) use.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-70	C	Sheet 2 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 70cm Length

3.3.4.                  Kit shall be easy to open with gloves on.

3.3.5.                  Accessory kit shall be supplied ETO sterilized per manufacturing outline ACCK8012-70.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be cut to size and sealed per ProTech’s manufacturing outline ACCK8012-70.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.                   Component shall be placed in the pouches similar to the image below, where the component is the depicted hoop:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-70	C	Sheet 3 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 70cm Length

4.7.                   Accesorry Kit Label with the supplementary label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.8.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK8012-70.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-70	C	Sheet 4 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 70cm Length

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	05/25/2010
B	[***]	03/22/2011
C	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK8012-50[D]
Title:	Stylet Kit, .012” Diameter, 50cm Length
Owner:	[***]
Status:	RELEASED
Effective Date:	25-Oct-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-50	D	Sheet 1 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 50 cm Length

1.                          SCOPE

This specification establishes the functional, packaging, shipping and quality system requirements for the Nevro 50 cm length 0.012” diameter stylet kit, ACCK8012-50.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall slide smoothly in place inside the stylet retainer.

3.3.2.                  Stylet handles shall be secured onto stylet retainer clips.

3.3.3.                  Loaded stylet retainer shall be supplied in a double layered pouch configuration for operating room (OR) use.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-50	D	Sheet 2 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 50 cm Length

3.3.4.                  Kit shall be easy to open with gloves on.

3.3.5.                  Accessory kit shall be supplied ETO sterilized per manufacturing outline ACCK8012-50.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be cut to size and sealed per ProTech’s manufacturing outline ACCK8012-50.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.                   Component shall be placed in the pouches similar to the image below, where the component is the depicted hoop:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-50	D	Sheet 3 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 50 cm Length

4.7.                   Accesorry Kit Label with the supplementary label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.8.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK8012-50.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-50	D	Sheet 4 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 50 cm Length

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	09/17/2009
B	[***]	05/25/2010
C	[***]	02/22/2011
D	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK8012-30[C]
Title:	Stylet Kit, .012” Diameter, 30 cm Length
Owner:	[***]
Status:	RELEASED
Effective Date:	25-Oct-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-30	C	Sheet 1 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 30cm Length

1.                          SCOPE

This specification establishes the functional, packaging, shipping and quality system requirements for the Nevro 30 cm length 0.012” diameter stylet kit, ACCK8012-30.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall slide smoothly in place inside the stylet retainer.

3.3.2.                  Stylet handles shall be secured onto stylet retainer clips.

3.3.3.                  Loaded stylet retainer shall be supplied in a double layered pouch configuration for operating room (OR) use.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-30	C	Sheet 2 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 30cm Length

3.3.4.                  Kit shall be easy to open with gloves on.

3.3.5.                  Accessory kit shall be supplied ETO sterilized per manufacturing outline ACCK8012-30.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be cut to size and sealed per ProTech’s manufacturing outline ACCK8012-30.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.                   Component shall be placed in the pouches similar to the image below, where the component is the depicted hoop:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-30	C	Sheet 3 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 30cm Length

4.7.                   Accessory Kit Label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.8.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK8012-30.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK8012-30	C	Sheet 4 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Stylet Kit, .012” Diameter, 30cm Length

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	05/25/2010
B	[***]	02/22/2011
C	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK7100[B]
Title:	IPG Template Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	30-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK7100	B	Sheet 1 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Template Kit

1.                          SCOPE

This part specification establishes the bill of materials, packaging, shipping and quality system requirements for the Nevro IPG Template Kit ACCK7100.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Component will be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Accessory kit will be supplied ETO sterilized per manufacturing outline ACCK7100.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed per ProTech’s manufacturing outline ACCK7100.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK7100	B	Sheet 2 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Template Kit

4.6.                   Component shall be placed in the pouches similar to the image below, where the component is inside the inner pouch:

[***]

4.7.                   Accessory Kit Label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK7100	B	Sheet 3 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Template Kit

4.8.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK7100.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00333	[***]	07/29/2010
B	00394	[***]	02/22/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK7000[B]
Title:	IPG Port Plug Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	30-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK7000	B	Sheet 1 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Port Plug Kit

1.                          SCOPE

The IPG Port Plug kit will be supplied as a supplement device for physicians upon request.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Accessory kit shall be supplied ETO sterilized per manufacturing outline ACCK7000.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Components shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed per ProTech’s manufacturing outline ACCK7000.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK7000	B	Sheet 2 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Port Plug Kit

4.6.                   Components shall be placed in the pouches similar to the image below, where the components are black and dark grey:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK7000	B	Sheet 3 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Port Plug Kit

4.7.                   Accessory Kit Label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.8.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK7000.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK7000	B	Sheet 4 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	IPG Port Plug Kit

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00079	[***]	09/17/2009
B	00394	[***]	02/22/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK6006[C]
Title:	Torque Wrench Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	02-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK6006	C	Sheet 1 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Torque Wrench Kit

1.                          SCOPE

The torque wrench accessory kit will be supplied as a supplement device for physicians upon request.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Component will be packaged in the backer card to eliminate the possibility of damaging the pouch.

3.3.2.                  The component inside the assembled backer card will be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.3.                  Kit shall be easy to open with gloves on.

3.3.4.                  Accessory kit will be supplied ETO sterilized per manufacturing outline ACCK6006.

4.                         PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK6006	C	Sheet 2 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Torque Wrench Kit

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.                   Component shall be placed in the pouches similar to the image below, where the backer card is shaded dark grey:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK6006	C	Sheet 3 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Torque Wrench Kit

4.7.                   Accessory kit label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.8.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK6006.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK6006	C	Sheet 4 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	Torque Wrench Kit

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00079	[***]	09/17/2009
B	00278	[***]	05/20/2010
C	00394	[***]	02/22/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK5101[A]
Title:	N100 Lead Anchor Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	02-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK5101	A	Sheet 1 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	N100 Lead Anchor Kit

1.                          SCOPE

This part specification establishes the bill of materials, packaging, shipping and quality system requirements for the Nevro N100 Lead Anchor Kit ACCK5101.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Accessory kit shall be supplied ETO sterilized per manufacturing outline ACCK5101.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Components shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed per ProTech’s manufacturing outline ACCK5101.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK5101	A	Sheet 2 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	N100 Lead Anchor Kit

4.6.                   Components shall be placed in the pouches similar to the image below, where the components are shaded dark grey:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK5101	A	Sheet 3 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	N100 Lead Anchor Kit

4.7.                   Label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.8.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK5101.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00254	[***]	04/29/2010

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK5000[C]
Title:	Lead Anchor Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	07-Feb-2014

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK5000	C	Sheet 1 of 6

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Anchor Kit

1.                          SCOPE

The Lead Anchor kit will be supplied as a supplement device for physicians upon request.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Accessory kit shall be supplied ETO sterilized per manufacturing outline ACCK5000.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Components shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK5000	C	Sheet 2 of 6

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Anchor Kit

4.3.                   Both pouches shall be sealed per ProTech’s manufacturing outline ACCK5000.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.                   Components shall be placed in the pouches similar to the image below, where the components are shaded dark grey:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK5000	C	Sheet 3 of 6

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Anchor Kit

4.7.                   Accessory kit label with the supplementary label directly below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package

4.7.1.                  MR Conditional Label shall be placed on the open space of the Accessory Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the two bar codes. The MR Conditional Label must not obscure any print or logo on the Accessory Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK5000	C	Sheet 4 of 6

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Anchor Kit

[***]

MR Conditional Label placement

4.8.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK5000.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK5000	C	Sheet 5 of 6

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Anchor Kit

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

	Document number	Rev
	ACCK5000	C	Sheet 6 of 6

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Anchor Kit

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00079	[***]	09/17/2009
B	00394	[***]	02/22/2011
C	See Document Detail Page	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK4000[B]
Title:	OR Cable Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	02-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK4000	B	Sheet 1 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	OR Cable Kit

1.                          SCOPE

The OR cable accessory kit will be supplied as a supplement device for physicians upon request.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	Qty	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Component will be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Accessory kit will be supplied ETO sterilized per manufacturing outline ACCK4000.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK4000	B	Sheet 2 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	OR Cable Kit

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.                   Component shall be placed in the pouches similar to the image below:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK4000	B	Sheet 3 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	OR Cable Kit

4.7.                   Accessory kit label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.8.                   No more than 20 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK4000.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK4000	B	Sheet 4 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	OR Cable Kit

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00079	[***]	09/17/2009
B	00394	[***]	02/22/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK3050[D]
Title:	50 cm Tunneling Tool Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	02-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK3050	D	Sheet 1 of 5

PART SPECIFICATION	Title
Confidential & Proprietary	50 cm Tunneling Tool Kit

1.                          SCOPE

The 50 cm Tunneling Tool Accessory Kit will be supplied as a supplement device for physicians upon request.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  The tunneling tool T-handle shall be loaded with the appropriate size passing straw per assembly drawing 10070.

3.3.2.                  The tunneling tips shall be loaded in the tunneling tip protector per assembly drawing 10070.

3.3.2.1.        Insert the tunneling tips inside the tunneling tip protector tubing so that the points are facing inward. Align each tunneling tip so that the edge of the flat is just inside the edge of the tip protector tubing. The total length should not

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK3050	D	Sheet 2 of 5

PART SPECIFICATION	Title
Confidential & Proprietary	50 cm Tunneling Tool Kit

be more than 2.1” in length, as show in assembly drawing 10070.  NOTE: There should be adequate amount of space between the two tunneling tips. See the picture below.

[***]

3.3.3.                  Kit shall be easy to open with gloves on.

3.3.4.                  Accessory kit will be supplied ETO sterilized per manufacturing outline ACCK3050.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Ensure that the passing straw is placed on the tunneling tool shaft before inserting the assembly onto the backer card.

4.2.                   The pouch integrity shall be maintained during shipping and handling by mounting the tunneling tool assembly onto a backer card.

4.3.                   Mount the tunneling tool assembly onto the backer card in the same arrangement as shown below:

[***]

4.4.                   The component inside the assembled backer card will be supplied in a double layered pouch configuration for operating room (OR) use.

4.5.                   Component shall be visible while inside both pouches.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK3050	D	Sheet 3 of 5

PART SPECIFICATION	Title
Confidential & Proprietary	50 cm Tunneling Tool Kit

4.6.                   Contents of package shall be free of contaminants and foreign objects.

4.7.                   Both pouches shall be sealed per ProTech’s manufacturing outline ACCK3050.

4.8.                   Sterilization indicator must be green after sterilization.

4.9.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.10.            Component shall be placed in the pouches similar to the image below, where the component in the backer card is the grey shaded rectangle:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK3050	D	Sheet 4 of 5

PART SPECIFICATION	Title
Confidential & Proprietary	50 cm Tunneling Tool Kit

4.11.            Accessory kit label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.12.            No more than 20 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK3050.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK3050	D	Sheet 5 of 5

PART SPECIFICATION	Title
Confidential & Proprietary	50 cm Tunneling Tool Kit

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00079	[***]	09/17/2009
B	00239	[***]	03/10/2010
C	00278	[***]	05/20/2010
D	00394	[***]	02/22/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK3035[C]
Title:	35 cm Tunneling Tool Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	02-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK3035	C	Sheet 1 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	35 cm Tunneling Tool Kit

1.                          SCOPE

The 35 cm Tunneling Tool Accessory Kit will be supplied as a supplement device for physicians upon request.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  The tunneling tool T-handle shall be loaded with the appropriate size passing straw per assembly drawing 10070.

3.3.2.                  The tunneling tips shall be loaded in the tunneling tip protector per assembly drawing 10070.

3.3.2.1.        Insert the tunneling tips inside the tunneling tip protector tubing so that the points are facing inward. Align each tunneling tip so that the edge of the flat is just inside the edge of the tip protector tubing. The total length should not be more than 2.1” in length, as show in assembly drawing

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK3035	C	Sheet 2 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	35 cm Tunneling Tool Kit

10070.  NOTE: There should be adequate amount of space between the two tunneling tips. See the picture below.

[***]

3.3.3.                  Kit shall be easy to open with gloves on.

3.3.4.                  Accessory kit will be supplied ETO sterilized per manufacturing outline ACCK3035.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Ensure that the passing straw is placed on the tunneling tool shaft before inserting the assembly onto the backer card.

4.2.                   The pouch integrity shall be maintained during shipping and handling by mounting the tunneling tool assembly onto a backer card.

4.3.                   Mount the tunneling tool assembly onto the backer card in the same arrangement as shown below:

[***]

4.4.                   The component inside the assembled backer card will be supplied in a double layered pouch configuration for operating room (OR) use.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK3035	C	Sheet 3 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	35 cm Tunneling Tool Kit

4.5.                   Component shall be visible while inside both pouches.

4.6.                   Contents of package shall be free of contaminants and foreign objects.

4.7.                   Both pouches shall be sealed per Pro-Tech’s manufacturing outline ACCK3035.

4.8.                   Sterilization indicator must be green after sterilization.

4.9.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.10.            Component shall be placed in the pouches similar to the image below, where the component in the backer card is the grey shaded rectangle:

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK3035	C	Sheet 4 of 4

PART SPECIFICATION	Title
Confidential & Proprietary	35 cm Tunneling Tool Kit

4.11.            Accessory kit label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

4.12.            No more than 20 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK3035.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements if applicable.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00079	[***]	09/17/2009
B	00239	[***]	03/10/2010
C	00394	[***]	02/22/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK2000[B]
Title:	Coiled Lead Blank Kit
Owner:	[***]
Status:	RELEASED
Effective Date:	02-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK2000	B	Sheet 1 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Coiled Lead Blank Kit

1.                          SCOPE

The coiled lead blank accessory kit will be supplied as a supplement device for physicians upon request.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	Qty	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Component will be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Accessory kit will be supplied ETO sterilized per manufacturing outline ACCK2000.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed.

4.4.                   Sterilization indicator must be green after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK2000	B	Sheet 2 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Coiled Lead Blank Kit

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.                   Component shall be placed in the pouches similar to the image below:

[***]

4.7.                   Accessory kit label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK2000	B	Sheet 3 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Coiled Lead Blank Kit

4.8.                   No more than 20 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK2000.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00079	[***]	09/17/2009
B	00394	[***]	02/22/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK1015[C]
Title:	Insertion Needle Kit, 15 cm
Owner:	[***]
Status:	RELEASED
Effective Date:	02-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK1015	C	Sheet 1 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Insertion Needle Kit, 15 cm

1.                          SCOPE

The 15 cm insertion needle accessory kit will be supplied as a supplement device for physicians upon request.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Component will be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Accessory kit will be supplied ETO sterilized per manufacturing outline ACCK1015.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed.

4.4.                   Sterilization indicator must be green after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK1015	C	Sheet 2 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Insertion Needle Kit, 15 cm

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.                   Component shall be assembled with protective tubing covering the stylet and cannula while attached to the hub of the cannula.

4.7.                   Component shall be placed in the pouches similar to the image below, where the component is in the center of the inner pouch:

[***]

4.8.                   Accessory kit label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK1015	C	Sheet 3 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Insertion Needle Kit, 15 cm

No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK1015.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00079	[***]	09/17/2009
B	00394	[***]	02/22/2011
C	00622	[***]	01/13/2012

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-ACCK1010[B]
Title:	Insertion Needle Kit, 10 cm
Owner:	[***]
Status:	RELEASED
Effective Date:	02-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK1010	B	Sheet 1 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Insertion Needle Kit, 10 cm

1.                          SCOPE

The 10 cm insertion needle accessory kit will be supplied as a supplement device for physicians upon request.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The accessory kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description	Supplier
[***]	[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Component will be supplied in a double layered pouch configuration for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Accessory kit will be supplied ETO sterilized per manufacturing outline ACCK1010.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Component shall be visible while inside both pouches.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed.

4.4.                   Sterilization indicator must be green after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK1010	B	Sheet 2 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Insertion Needle Kit, 10 cm

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.6.                   Component shall be assembled with protective tubing covering the stylet and cannula while attached to the hub of the cannula.

4.7.                   Component shall be placed in the pouches similar to the image below, where the component is in the center of the inner pouch:

[***]

4.8.                   Accessory kit label with the supplementary label below shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package.

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	ACCK1010	B	Sheet 3 of 3

PART SPECIFICATION	Title
Confidential & Proprietary	Insertion Needle Kit, 10 cm

4.9.                   No more than 25 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline ACCK1010.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00079	[***]	09/17/2009
B	00394	[***]	02/22/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief

5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-SADP2008-25B[A]
Title:	S8 Blue Lead Adaptor Kit, 25cm long
Owner:	[***]
Status:	RELEASED
Effective Date:	08-Apr-2013

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	SADP2008-25B	A	Sheet 1 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	S8 Blue Lead Adaptor Kit, 25cm long

1.                          SCOPE

The SADP2008-25B kit includes the 25cm Blue S8 Lead Adaptor and a Torque Wrench that is used to aid the physician intra-operatively.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The adaptor kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	SADP2008-25B	A	Sheet 2 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	S8 Blue Lead Adaptor Kit, 25cm long

[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for use in the operating room (OR).

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Lead kit shall be supplied ETO sterilized per manufacturing outline SADP2008-25B.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Components shall be visible while inside the trays.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed per ProTech’s manufacturing outline SADP2008-25B.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	SADP2008-25B	A	Sheet 3 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	S8 Blue Lead Adaptor Kit, 25cm long

4.6.                   Components shall be placed in the inner tray as shown in the image below:

Note: Both ends of the Lead Extension shall be in the straight section of the channel.

[***]

Figure 1: Location of Nevro devices in the inner tray

4.7.                   Retaining tray will remain empty for SADP2008-25B. The retainer tray shall be placed on top of the Inner tray and shall snap into place.

4.8.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.9.                   The clear side of the Inner tray shall be loaded into the outer pouch so that the contents of the tray are visible from the clear side of the outer pouch.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	SADP2008-25B	A	Sheet 4 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	S8 Blue Lead Adaptor Kit, 25cm long

4.10.            A Lead Extension Kit Label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package in the same orientation as shown below. Place the supplementary label below the lead extension kit label on the tyvek pouch (P/N 10253-16) as shown below.

[***]

Figure 2: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	SADP2008-25B	A	Sheet 5 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	S8 Blue Lead Adaptor Kit, 25cm long

4.11.            The pouch with its contents shall then be loaded into the shelf carton in the same orientation as shown below:

[***]

Figure 3: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	SADP2008-25B	A	Sheet 6 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	S8 Blue Lead Adaptor Kit, 25cm long

4.12.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 4: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	SADP2008-25B	A	Sheet 7 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	S8 Blue Lead Adaptor Kit, 25cm long

4.13.            Affix the Internal Tracking Labels (P/N 10514-02) and Patient Chart Labels (P/N 10513-02) on the outside of the Lead Kit pouch by peeling the first and last label partially and using the exposed adhesive to adhere to the label strips.

4.14.            Place the following between the Lead Kit pouch and shelf carton: Device Billing and Registration Form (P/N 10221-01), Patient Temporary ID Card (10288-01), and USB Flash Drive Loaded with the Implant Manual (P/N 10444).

4.15.            Place labels on the shelf carton as shown below (Side View of the shelf carton):

[***]

Figure 5: Location of labels on shelf carton (cont)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	SADP2008-25B	A	Sheet 8 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	S8 Blue Lead Adaptor Kit, 25cm long

4.16.            2 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline SADP2008-25B.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00477	[***]	07/29/2011

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-MADP2008-25B[A]
Title:	Blue M8 Lead Adaptor Kit, 25cm long
Owner:	[***]
Status:	RELEASED
Effective Date:	17-Jul-2012

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	MADP2008-25B	A	Sheet 1 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	M8 Blue Lead Adaptor Kit, 25cm long

1.                          SCOPE

The MADP2008-25B kit includes the 25cm Blue M8 Lead Adaptor and a Torque Wrench that is used to aid the physician intra-operatively.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The adaptor kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	MADP2008-25B	A	Sheet 2 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	M8 Blue Lead Adaptor Kit, 25cm long

[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for use in the operating room (OR).

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Lead kit shall be supplied ETO sterilized per manufacturing outline MADP2008-25B.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Components shall be visible while inside the trays.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed per ProTech’s manufacturing outline MADP2008-25B.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	MADP2008-25B	A	Sheet 3 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	M8 Blue Lead Adaptor Kit, 25cm long

4.6.                   Components shall be placed in the inner tray as shown in the image below:

Note: Both ends of the Lead Extension shall be in the straight section of the channel.

[***]

Figure 1: Location of Nevro devices in the inner tray

4.7.                   Retaining tray will remain empty for MADP2008-25B. The retainer tray shall be placed on top of the Inner tray and shall snap into place.

4.8.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.9.                   The clear side of the Inner tray shall be loaded into the outer pouch so that the contents of the tray are visible from the clear side of the outer pouch.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	MADP2008-25B	A	Sheet 4 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	M8 Blue Lead Adaptor Kit, 25cm long

4.10.            A Lead Extension Kit Label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package in the same orientation as shown below. Place the supplementary label below the lead extension kit label on the tyvek pouch (P/N 10253-16) as shown below.

[***]

Figure 2: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	MADP2008-25B	A	Sheet 5 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	M8 Blue Lead Adaptor Kit, 25cm long

4.11.            The pouch with its contents shall then be loaded into the shelf carton in the same orientation as shown below:

[***]

Figure 3: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	MADP2008-25B	A	Sheet 6 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	M8 Blue Lead Adaptor Kit, 25cm long

4.12.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 4: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	MADP2008-25B	A	Sheet 7 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	M8 Blue Lead Adaptor Kit, 25cm long

4.13.            Affix the Internal Tracking Labels (P/N 10509-02) and Patient Chart Labels (P/N 10508-02) on the outside of the Lead Kit pouch by peeling the first and last label partially and using the exposed adhesive to adhere to the label strips.

4.14.            Place the following between the Lead Kit pouch and shelf carton: Device Billing and Registration Form (P/N 10221-01), Patient Temporary ID Card (10288-01), and USB Flash Drive Loaded with the Implant Manual (P/N 10444).

4.15.            Place labels on the shelf carton as shown below (Side View of the shelf carton):

[***]

Figure 5: Location of labels on shelf carton (cont)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	MADP2008-25B	A	Sheet 8 of 8

PART SPECIFICATION	Title
Confidential & Proprietary	M8 Blue Lead Adaptor Kit, 25cm long

4.16.            2 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline MADP2008-25B.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00622	[***]	01/13/2012

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-LEAD2008-60B[B]
Title:	Blue Lead Extension Kit, 60cm
Owner:	[***]
Status:	RELEASED
Effective Date:	07-Feb-2014

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-60B	B	Sheet 1 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 60cm

1.                          SCOPE

The LEAD2008-60B kit includes the 60cm Lead Extension and a Torque Wrench that is used to aid the physician intra-operatively.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The lead kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-60B	B	Sheet 2 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 60cm

[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for use in the operating room (OR).

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Lead kit shall be supplied ETO sterilized per manufacturing outline LEAD2008-60B.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Components shall be visible while inside the trays.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed per ProTech’s manufacturing outline LEAD2008-60B.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-60B	B	Sheet 3 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 60cm

4.6.                   Components shall be placed in the inner tray as shown in the image below:

Note: Both ends of the Lead Extension shall be in the straight section of the channel.

[***]

Figure 1: Location of Nevro devices in the inner tray

4.7.                   Retaining tray will remain empty for LEAD2008-60B. The retainer tray shall be placed on top of the Inner tray and shall snap into place.

4.8.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.9.                   The clear side of the Inner tray shall be loaded into the outer pouch so that the contents of the tray are visible from the clear side of the outer pouch.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-60B	B	Sheet 4 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 60cm

4.10.            A Lead Extension Kit Label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package in the same orientation as shown below:

4.10.1.           A MR Conditional Label shall be placed on the open space of the Lead Extension Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 4). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

Figure 2: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-60B	B	Sheet 5 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 60cm

4.11.            A Lead Extension Kit Label shall be placed in the center of the shelf carton (P/N 10254-01) in the same orientation as shown below.  The orientation of the Lead Kit Label on the outer pouch and shelf carton should be the same. The label should be centered and placed between 4 ½ to 5 ½ inches from the top of the shelf carton and square to the front carton plane.

4.11.1.           A MR Conditional Label shall be placed on the open space of the Lead Extension Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 4). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

4.12.            The pouch with its contents shall then be loaded into the shelf carton in the same orientation as shown below:

[***]

Figure 3: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-60B	B	Sheet 6 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 60cm

[***]

Figure 4: MR Conditional Label Placement

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-60B	B	Sheet 7 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 60cm

4.13.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 5: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-60B	B	Sheet 8 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 60cm

4.14.            Place labels on the shelf carton as shown below (Side View of the shelf carton):

[***]

Figure 6: Location of labels on shelf carton (cont)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-60B	B	Sheet 9 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 60cm

4.15.            2 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline LEAD2008-60B.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00448	[***]	03/16/11
B	See Document Detail Page	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/16/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-LEAD2008-35B[C]
Title:	Blue Lead Extension Kit, 35cm
Owner:	[***]
Status:	RELEASED
Effective Date:	07-Feb-2014

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-35B	C	Sheet 1 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 35cm

1.                          SCOPE

The LEAD2008-35B kit includes the 35cm Lead Extension and a Torque Wrench that is used to aid the physician intra-operatively.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The lead kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-35B	C	Sheet 2 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 35cm

[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for use in the operating room (OR).

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Lead kit shall be supplied ETO sterilized per manufacturing outline LEAD2008-35B.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Components shall be visible while inside the trays.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed per ProTech’s manufacturing outline LEAD2008-35B.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-35B	C	Sheet 3 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 35cm

4.6.                   Components shall be placed in the inner tray as shown in the image below:

Note: Both ends of the Lead Extension shall be in the straight section of the channel.

[***]

Figure 1: Location of Nevro devices in the inner tray

4.7.                   Retaining tray will remain empty for LEAD2008-35B. The retainer tray shall be placed on top of the Inner tray and shall snap into place.

4.8.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.9.                   The clear side of the Inner tray shall be loaded into the outer pouch so that the contents of the tray are visible from the clear side of the outer pouch.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-35B	C	Sheet 4 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 35cm

4.10.            A Lead Extension Kit Label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package in the same orientation as shown below. Place the supplementary label below the lead extension kit label on the tyvek pouch (P/N 10253-16) as shown below

4.10.1.           A MR Conditional Label shall be placed on the open space of the Lead Extension Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 4). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

Figure 2: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-35B	C	Sheet 5 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 35cm

4.11.            A Lead Extension Kit Label shall be placed in the center of the shelf carton (P/N 10254-01) in the same orientation as shown below.  The orientation of the Lead Kit Label on the outer pouch and shelf carton should be the same. The label should be centered and placed between 4 ½ to 5 ½ inches from the top of the shelf carton and square to the front carton plane.

4.11.1.           A MR Conditional Label shall be placed on the open space of the Lead Extension Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 4). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

Figure 3: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-35B	C	Sheet 6 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 35cm

[***]

Figure  4:  MR Conditional Label placement

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-35B	C	Sheet 7 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 35cm

4.12.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 5: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-35B	C	Sheet 8 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 35cm

4.13.            Place labels on the shelf carton as shown below (Side View of the shelf carton):

[***]

Figure 6: Location of labels on shelf carton (cont)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-35B	C	Sheet 9 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 35cm

4.14.            2 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline LEAD2008-35B.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00355	[***]	09/07/2010
B	00394	[***]	02/22/2011
C	See Document Detail Page	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/16/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-LEAD2008-25B[B]
Title:	Blue Lead Extension Kit, 25cm
Owner:	[***]
Status:	RELEASED
Effective Date:	07-Feb-2014

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-25B	B	Sheet 1 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 25cm

1.                          SCOPE

The LEAD2008-25B kit includes the 25cm Lead Extension and a Torque Wrench that is used to aid the physician intra-operatively.

2.                          APPLICABLE DOCUMENTS

[***]

3.                          REQUIREMENTS

3.1.                   The lead kit will be stored and supplied by Pro-Tech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-25B	B	Sheet 2 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 25cm

[***]	[***]	[***]	[***]

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for use in the operating room (OR).

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Lead kit shall be supplied ETO sterilized per manufacturing outline LEAD2008-25B.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Components shall be visible while inside the trays.

4.2.                   Contents of package shall be free of contaminants and foreign objects.

4.3.                   Both pouches shall be sealed per Pro-Tech’s manufacturing outline LEAD2008-25B.

4.4.                   Sterilization indicator must be green after sterilization.

4.5.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-25B	B	Sheet 3 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 25cm

4.6.                   Components shall be placed in the inner tray as shown in the image below:

Note: Both ends of the Lead Extension shall be in the straight section of the channel.

[***]

Figure 1: Location of Nevro devices in the inner tray

4.7.                   Retaining tray will remain empty for LEAD2008-25B. The retainer tray shall be placed on top of the Inner tray and shall snap into place.

4.8.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.9.                   The clear side of the Inner tray shall be loaded into the outer pouch so that the contents of the tray are visible from the clear side of the outer pouch.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-25B	B	Sheet 4 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 25cm

4.10.            A Lead Extension Kit Label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package in the same orientation as shown below. Place the supplementary label below the lead extension kit label on the tyvek pouch (P/N 10253-16) as shown below

4.10.1.           A MR Conditional Label shall be placed on the open space of the Lead Extension Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 4). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

Figure 2: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-25B	B	Sheet 5 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 25cm

4.11.            A Lead Extension Kit Label shall be placed in the center of the shelf carton (P/N 10254-01) in the same orientation as shown below.  The orientation of the Lead Kit Label on the outer pouch and shelf carton should be the same. The label should be centered and placed between 4 ½ to 5 ½ inches from the top of the shelf carton and square to the front carton plane.

4.11.1.           A MR Conditional Label shall be placed on the open space of the Lead Extension Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 4). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

4.12.            The pouch with its contents shall then be loaded into the shelf carton in the same orientation as shown below:

[***]

Figure 3: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-25B	B	Sheet 6 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 25cm

[***]

Figure 4: MR Conditional Label placement

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-25B	B	Sheet 7 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 25cm

4.13.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 5: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-25B	B	Sheet 8 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 25cm

4.14.            Place labels on the shelf carton as shown below (Side View of the shelf carton):

[***]

Figure 6: Location of labels on shelf carton (cont)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD2008-25B	B	Sheet 9 of 9

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Extension Kit, 25cm

4.15.            2 kits shall be packaged in a shipping carton per Pro-Tech’s manufacturing outline LEAD2008-25B.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	DCN	Change Description	Release Date
A	00441	[***]	003/09/2011
B	See Document Detail Page	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-LEAD1058-90B[B]
Title:	Lead Kit, 90cm with 5mm Spacing
Owner:	[***]
Status:	RELEASED
Effective Date:	24-Jan-2014

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 1 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

1.                          SCOPE

The Lead kit will include the Percutaneous Lead and Implant Tools that are used to aid the physician intra-operatively.

2.                          APPLICABLE DOCUMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 2 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

3.                          REQUIREMENTS

3.1.                   The lead kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 3 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Lead kit shall be supplied ETO sterilized per manufacturing outline LEAD1058-90B.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Contents of package shall be free of contaminants and foreign objects.

4.2.                   Trays and pouch shall be sealed per ProTech’s manufacturing outline LEAD1058-90B.

4.3.                   Sterilization indicator must be green after sterilization.

4.4.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.5.                   Ensure the distal end of the Lead with the curved tip is lying as flat as possible before attaching the Retainer Tray to the Inner Tray so as not to damage the tip of the Lead.

	Document number	Rev
	LEAD1058-90B	B	Sheet 4 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

4.6.                   Components shall be placed in the inner tray as shown in the image below:

Note: The proximal and distal end shall be in the straight section of the channel.

[***]

Figure 1: Location of Nevro devices in the inner tray

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 5 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

[***]

Figure 2: Percutaneous Lead

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 6 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

4.7.                   Components shall be placed in the Retainer tray as shown in the image below:

[***]

Figure 3: Components assembled in the retainer tray

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 7 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

4.8.                   The retainer tray shall snap into place inside the Inner tray.

4.9.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.10.            The clear side of the Inner tray shall be loaded into the Outer Pouch so that it touches the clear side of the outer pouch.

4.11.            A Lead Kit Label shall be placed in the center of the Tyvek side of the outer pouch (P/N 10253-16) so as to ensure visibility of the contents of the package in the same orientation as shown below. Place the supplementary label below the lead kit label on the tyvek pouch (P/N 10253-16) as shown below.

4.11.1.           A MR Conditional Label shall be placed on the open space of the Lead Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 6). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

Figure 4: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 8 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

4.12.            A Lead Kit Label shall be placed in the center of the shelf carton (P/N 10254-01) in the same orientation as shown below.  The orientation of the Lead Kit Label on the outer pouch and shelf carton should be the same. The label should be centered and placed between 4 ½ to 5 ½ inches from the top of the shelf carton and square to the front carton plane.

4.12.1.           A MR Conditional Label shall be placed on the open space of the Lead Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 6). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

4.13.            The pouch with its contents shall then be loaded into the shelf carton (P/N 10254-01) in the same orientation as shown below:

[***]

Figure 5: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 9 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

[***]

Figure 6: MR Conditional Label Placement

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 10 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

4.14.            Affix the Internal Tracking Labels and Patient Chart Labels on the outside of the Lead Kit pouch by peeling the first and last label partially and using the exposed adhesive to adhere to the label strips.

4.15.            Place the following between the Lead Kit pouch and shelf carton: Device Billing and Registration Form (P/N 10221-01), Patient Temporary ID Card (10288-01), and USB Flash Drive Loaded with the Implant Manual (P/N 10444).

4.16.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 7: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 11 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

4.17.            Place labels on the shelf carton as shown below (Side View):

[***]

Figure 8: Location of labels on shelf carton (con’t)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-90B	B	Sheet 12 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 90cm with 5mm Spacing

4.18.            No more than 2 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline LEAD1058-90B.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, manufacturing process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	See document detail page
B	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-LEAD1058-70B[F]
Title:	Blue Lead Kit, 70cm with 5mm Spacing
Owner:	[***]
Status:	RELEASED
Effective Date:	24-Jan-2014

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 1 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

1.                          SCOPE

The Lead kit will include the Percutaneous Lead and Implant Tools that are used to aid the physician intra-operatively.

2.                          APPLICABLE DOCUMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 2 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

3.                          REQUIREMENTS

3.1.                   The lead kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 3 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Lead kit shall be supplied ETO sterilized per manufacturing outline LEAD1058-70B.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Contents of package shall be free of contaminants and foreign objects.

4.2.                   Trays and pouch shall be sealed per ProTech’s manufacturing outline LEAD1058-70B.

4.3.                   Sterilization indicator must be green after sterilization.

4.4.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.5.                   Ensure the distal end of the Lead with the curved tip is lying as flat as possible before attaching the Retainer Tray to the Inner Tray so as not to damage the tip of the Lead.

	Document number	Rev
	LEAD1058-70B	F	Sheet 4 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

4.6.                   Components shall be placed in the inner tray as shown in the image below:

Note: The proximal and distal end shall be in the straight section of the channel.

[***]

Figure 1: Location of Nevro devices in the inner tray

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 5 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

[***]

Figure 2: Percutaneous Lead

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 6 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

4.7.                   Components shall be placed in the Retainer tray as shown in the image below:

[***]

Figure 3: Components assembled in the retainer tray

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 7 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

4.8.                   The retainer tray shall snap into place inside the Inner tray.

4.9.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.10.            The clear side of the Inner tray shall be loaded into the Outer Pouch so that it touches the clear side of the outer pouch.

4.11.            A Lead Kit Label shall be placed in the center of the Tyvek side of the outer pouch (P/N 10253-16) so as to ensure visibility of the contents of the package in the same orientation as shown below. Place the supplementary label below the lead kit label on the tyvek pouch (P/N 10253-16) as shown below

4.11.1.           A MR Conditional Label shall be placed on the open space of the Lead Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 6). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

Figure 4: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 8 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

4.12.            A Lead Kit Label shall be placed in the center of the shelf carton (P/N 10254-01) in the same orientation as shown below.  The orientation of the Lead Kit Label on the outer pouch and shelf carton should be the same. The label should be centered and placed between 4 ½ to 5 ½ inches from the top of the shelf carton and square to the front carton plane.

4.12.1.           A MR Conditional Label shall be placed on the open space of the Lead Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 6). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

4.13.            The pouch with its contents shall then be loaded into the shelf carton (P/N 10254-01) in the same orientation as shown below:

[***]

Figure 5: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 9 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

[***]

Figure 6: MR Conditional Label placement

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 10 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

4.14.            Affix the Internal Tracking Labels and Patient Chart Labels on the outside of the Lead Kit pouch by peeling the first and last label partially and using the exposed adhesive to adhere to the label strips.

4.15.            Place the following between the Lead Kit pouch and shelf carton: Device Billing and Registration Form (P/N 10221-01), Patient Temporary ID Card (10288-01), and USB Flash Drive Loaded with the Implant Manual (P/N 10444).

4.16.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 7: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 11 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

4.17.                                           Place labels on the shelf carton as shown below (Side View):

[***]

Figure 8: Location of labels on shelf carton (con’t)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-70B	F	Sheet 12 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Lead Kit, 70cm with 5mm Spacing

4.18.            No more than 2 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline LEAD1058-70B.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, manufacturing process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	03/17/11
B	[***]	01/13/12
C	[***]	02/13/12
D	[***]	See Document Detail Page
E	[***]	See Document Detail Page
F	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-LEAD1058-50B[G]
Title:	Blue Lead Kit, 50cm with 5mm Spacing
Owner:	[***]
Status:	RELEASED
Effective Date:	24-Jan-2014

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 1 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

1.                          SCOPE

The Lead kit will include the Percutaneous Lead and Implant Tools that are used to aid the physician intra-operatively.

2.                          APPLICABLE DOCUMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 2 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

3.                          REQUIREMENTS

3.1.                   The lead kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 3 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Lead kit shall be supplied ETO sterilized per manufacturing outline LEAD1058-50B.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Contents of package shall be free of contaminants and foreign objects.

4.2.                   Trays and pouch shall be sealed per ProTech’s manufacturing outline LEAD1058-50B.

4.3.                   Sterilization indicator must be green after sterilization.

4.4.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.5.                   Ensure the distal end of the Lead with the curved tip is lying as flat as possible before attaching the Retainer Tray to the Inner Tray so as not to damage the tip of the Lead.

	Document number	Rev
	LEAD1058-50B	G	Sheet 4 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

4.6.                   Components shall be placed in the inner tray as shown in the image below:

Note: The proximal and distal end shall be in the straight section of the channel.

[***]

Figure 1: Location of Nevro devices in the inner tray

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 5 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

[***]

Figure 2: Percutaneous Lead

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 6 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

4.7.                   Components shall be placed in the Retainer tray as shown in the image below:

[***]

Figure 3: Components assembled in the retainer tray

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 7 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

4.8.                   The retainer tray shall snap into place inside the Inner tray.

4.9.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.10.            The clear side of the Inner tray shall be loaded into the Outer Pouch so that it touches the clear side of the outer pouch.

4.11.            A Lead Kit Label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package in the same orientation as shown below. Place the supplementary label below the lead kit label on the tyvek pouch (P/N 10253-16) as shown below in figure 4.

4.11.1.           A MR Conditional Label shall be placed on the open space of the Lead Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 6). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

Figure 4: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 8 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

4.12.            A Lead Kit Label shall be placed in the center of the shelf carton (P/N 10254-01) in the same orientation as shown below.  The orientation of the Lead Kit Label on the outer pouch and shelf carton should be the same. The label should be centered and placed between 4 ½ to 5 ½ inches from the top of the shelf carton and square to the front carton plane.

4.12.1.           A MR Conditional Label shall be placed on the open space of the Lead Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 6). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

4.13.            The pouch with its contents shall then be loaded into the shelf carton in the same orientation as shown below:

[***]

Figure 5: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 9 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

[***]

Figure 6: MR Conditional label placement

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 10 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

4.14.            Affix the Internal Tracking Labels and Patient Chart Labels on the outside of the Lead Kit pouch by peeling the first and last label partially and using the exposed adhesive to adhere to the label strips.

4.15.            Place the following between the Lead Kit pouch and shelf carton: Device Billing and Registration Form (P/N 10221-01), Patient Temporary ID Card (10288-01), and USB Flash Drive Loaded with the Implant Manual (P/N 10444).

4.16.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 6: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 11 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

4.17.            Place labels on the shelf carton as shown below (Side View):

[***]

Figure 7: Location of labels on shelf carton (con’t)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-50B	G	Sheet 12 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 50cm with 5mm Spacing

4.18.            No more than 2 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline LEAD1058-50B.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	04/16/2010
B	[***]	05/10/2010
C	[***]	02/22/2011
D	[***]	1/13/2011
E	[***]	See Document Detail Page
F	[***]	See Document Detail Page
G	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

The Point of Relief
5/15/2014
Document Detail	1

Type:	PRT_SPEC
Document No.:	PRTSPEC-LEAD1058-30B[H]
Title:	Blue Lead Kit, 30cm with 5mm Spacing
Owner:	[***]
Status:	RELEASED
Effective Date:	24-Jan-2014

Owner Role	Actor	Sign-off By
QUAL_ASSURANCE Quality Assurance	[***]	[***]
REG_ROLE Regulatory Affairs	[***]	[***]
R&DM_ROLE Research and Development	[***]	[***]
MAT_ROLE Materials	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 1 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

1.                          SCOPE

The Lead kit will include the Percutaneous Lead and Implant Tools that are used to aid the physician intra-operatively.

2.                          APPLICABLE DOCUMENTS

[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 2 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

3.                          REQUIREMENTS

3.1.                   The lead kit will be stored and supplied by ProTech Design, located at 14561 Marquardt Avenue, Santa Fe Springs, CA 90670.

3.2.                   Accessory kit bill of materials (BOM):

Nevro P/N	Supplier P/N	QTY	Description
[***]	[***]	[***]	[***]

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 3 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

3.3.                   Functional Requirements

3.3.1.                  Components shall be supplied in the inner and retainer trays for operating room (OR) use.

3.3.2.                  Kit shall be easy to open with gloves on.

3.3.3.                  Lead kit shall be supplied ETO sterilized per manufacturing outline LEAD1058-30B.

4.                          PACKAGING & SHIPPING REQUIREMENTS

4.1.                   Contents of package shall be free of contaminants and foreign objects.

4.2.                   Trays and pouch shall be sealed per ProTech’s manufacturing outline LEAD1058-30B.

4.3.                   Sterilization indicator must be green after sterilization.

4.4.                   Surfaces of the pouches are smooth and free of obvious scratches, tears, holes and other defects affecting function or appearance before and after sterilization.

4.5.                   Ensure the distal end of the Lead with the curved tip is lying as flat as possible before attaching the Retainer Tray to the Inner Tray so as not to damage the tip of the Lead.

	Document number	Rev
	LEAD1058-30B	H	Sheet 4 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

4.6.                   Components shall be placed in the inner tray as shown in the image below:

Note: The proximal and distal end shall be in the straight section of the channel.

[***]

Figure 1: Location of Nevro devices in the inner tray

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 5 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

[***]

Figure 2: Percutaneous Lead

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 6 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

4.7.                   Components shall be placed in the Retainer tray as shown in the image below:

[***]

Figure 3: Components assembled in the retainer tray

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 7 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

4.8.                   The retainer tray shall snap into place inside the Inner tray.

4.9.                   A Tyvek lid shall be sealed to the top of the Inner tray while the Retainer tray sits inside.

4.10.            The clear side of the Inner tray shall be loaded into the Outer Pouch so that it touches the clear side of the outer pouch.

4.11.            A Lead Kit Label shall be placed in the center of the Tyvek side of the outer pouch so as to ensure visibility of the contents of the package in the same orientation as shown below. Place the supplementary label below the lead kit label on the tyvek pouch (P/N 10253-16) as shown below in figure 4.

4.11.1.           A MR Conditional Label shall be placed on the open space of the Lead Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 6). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

[***]

Figure 4: Label placement on the outer pouch

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 8 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

4.12.            A Lead Kit Label shall be placed in the center of the shelf carton (P/N 10254-01) in the same orientation as shown below.  The orientation of the Lead Kit Label on the outer pouch and shelf carton should be the same. The label should be centered and placed between 4 ½ to 5 ½ inches from the top of the shelf carton and square to the front carton plane.

4.12.1.           A MR Conditional Label shall be placed on the open space of the Lead Kit Label, beneath bottom right of the rectangle box containing “Sterile” and “Lot: XXXXXXX” and to the right of the “Australian Sponsor” paragraph text box (refer figure 6). The MR Conditional Label must not obscure any print or logo on the Lead Kit Label. All edges must be pressed flat and exhibit zero label peel.

4.13.            The pouch with its contents shall then be loaded into the shelf carton in the same orientation as shown below:

[***]

Figure 5: Outer pouch insertion orientation

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 9 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

[***]

Figure 6: MR Conditional label placement

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 10 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

4.14.            Affix the Internal Tracking Labels and Patient Chart Labels on the outside of the Lead Kit pouch by peeling the first and last label partially and using the exposed adhesive to adhere to the label strips.

4.15.            Place the following between the Lead Kit pouch and shelf carton: Device Billing and Registration Form (P/N 10221-01), Patient Temporary ID Card (10288-01), and USB Flash Drive Loaded with the Implant Manual (P/N 10444).

4.16.            Place labels on the shelf carton as shown below (Top View of shelf carton):

[***]

Figure 6: Location of labels on the shelf carton

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 11 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

4.17.                                           Place labels on the shelf carton as shown below (Side View):

[***]

Figure 7: Location of labels on shelf carton (con’t)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

	Document number	Rev
	LEAD1058-30B	H	Sheet 12 of 12

PART SPECIFICATION	Title
Confidential & Proprietary	Blue Lead Kit, 30cm with 5mm Spacing

4.18.            No more than 2 kits shall be packaged in a shipping carton per ProTech’s manufacturing outline LEAD1058-30B.

5.                          QUALITY SYSTEM

5.1.                   The supplier shall allow customer to perform pre-scheduled manufacturing facility audits, including review of applicable documentation.

5.2.                   Lot Traceability & Acceptance

5.2.1.                  Each lot shall be traceable to the material lot numbers used.

5.2.2.                  Each lot supplied shall be inspected by the supplier using calibrated equipment and trained personnel to determine conformance to requirements.

5.3.                   Notification of Changes

The supplier shall notify Nevro in writing prior to any change in the raw materials, manufacturing process or place of manufacture.  Nevro must approve all changes in writing before implementation.

REVISION HISTORY

Rev	Change Description	Release Date
A	[***]	04/16/2010
B	[***]	05/10/2010
C	[***]	05/19/2010
D	[***]	02/22/2011
E	[***]	1/13/2011
F	[***]	See Document Detail Page
G	[***]	See Document Detail Page
H	[***]	See Document Detail Page

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

EXHIBIT B

QUALITY AGREEMENT

Supplier Quality Agreement

This Quality Agreement is made and entered into as of 10 Jul 2013 (“Effective Date”) by Pro-Tech and Manufacturing Inc.  145561 Marquardt Avenue Santa Fe Springs, CA 90670 and Nevro Corp (“Nevro”), with its headquarters at 4040 Campbell Avenue, Menlo Park, CA 94025.

This Quality Agreement defines the duties of Supplier and Nevro in the Quality System for the contract manufacture of the Product(s) set forth below:

Pro-Tech and Manufacturing Inc is the assembly and packaging supplier for Nevro.

SCOPE:

This Quality Agreement applies to all Products and their associated Specifications and requirements supplied on or after its Effective Date.

Responsibility for each activity is assigned to either “Supplier” or “Nevro” in the appropriate box.

This Quality Agreement is intended to define the responsibilities as set forth minimally by ISO13485:2003 and FDA Quality System Regulations (QSR) 21 CFR Part 820.

DEFINITIONS:

For purposes of this Quality Agreement, the following definitions shall apply:

A.                        “Adverse Event Report” means the written report to the appropriate Regulatory Authority from a device manufacturer required whenever the manufacturer or importer receives or otherwise becomes aware of information that reasonably suggests that one of its marketed devices: (1) may have caused or contributed to a death or serious injury or (2) has malfunctioned and that the device or any other device marketed by the manufacturer or importer would be likely to cause or contribute to a death or serious injury if the malfunction were to recur.

B.                        “Applicable Laws” means the laws within a political entity that govern any aspect of the development, manufacture, market, approval, sale, distribution, packaging or use of the Product.

C.                        “Regulatory Authority” means any government regulatory authority, in the United States or other countries, where Supplier manufactures Products, or mutually agreed upon additional countries in which Supplier has responsibility to ensure compliance with applicable requirements, responsible for granting approvals for the performance of services under this Quality Agreement or for the Manufacturing, use, marketing, sale, pricing and/or other disposition of Nevro product(s) in which the Product(s) are used.

D.                        “CAPA” means a corrective action and preventive action system for identifying and preventing or eliminating the cause of an existing or potential nonconformity, defect, or other undesirable situation in order to prevent occurrence or recurrence.

E.                         “Certificate of Conformance”, “Certification of Compliance” or “Certification of Analysis” means a document, signed by an authorized representative of Supplier, attesting that a particular Product is Manufactured or serviced in accordance with applicable Quality Management System requirements, the Specifications and this Quality Agreement.

F.                          “Component” means any raw material, substance, piece, part, software, firmware, labeling or assembly which is intended to be included as part of the Product(s) or consumed during the Manufacture of the Product(s).

G.                        “Correction(s)” means the repair, modification, adjustment, relabeling, destruction, or inspection (including patient monitoring) of a device without its physical removal from its point of use to some other location.

H.                       “Device Master Record” means the compilation of records containing the procedures and specifications for the Product.

I.                            “Device History Record” or “DHR” means a compilation of Records containing the production history of the Product(s).

J.                            “Field Action” means an activity outlining the steps for management of and/or communication regarding the performance of distributed clinical, custom, and/or market released Product currently in use by the customer.  These activities may include educational briefs, health safety alerts, notifications, Corrections or Recall of Product(s) in any Nevro product(s).

K.                       “Finished Device” means any Product that constitutes a device or accessory to any device that is suitable for use or capable of functioning, whether or not it is packaged, labeled or sterilized.

L.                         “Good Manufacturing Practice” or “GMP” means FDA regulations and guidelines regarding manufacturing practices and quality systems.

M.                     “ISO 13485:2003” means the “ISO Quality Management Systems - Medical Devices - System Requirements for Regulatory Purposes” standard.

N.                        “Lot” means one or more Products Manufactured under essentially the same conditions that are intended to have uniform characteristics and quality within specified limits.

O.                        “Lot History Record” or “LHR” means the document that authorizes and controls the production of a single lot of components or finished devices. When completed, the LHRs required to manufacture a finished device comprise the DHR.

P.                          “Manufacture(d)” or “Manufacturing” means all steps, processes and activities necessary to produce Product(s), including without limitation, the design, to the extent that Supplier is responsible for the design, manufacturing, processing, quality control testing, release and storage of Product(s) by Supplier in accordance with the terms and conditions of this Agreement.

Q.                        “Nonconforming Product” means product that does not meet Specifications.  Examples include, but are not limited to:

•            Product built to an incorrect configuration,

•            Product built not in conformance with the validated process, or

•            Product built with unapproved Components, counterfeit Components, or Components not meeting Specification.

R.                        “Notified Body” means a government agency in a member state of the European Union that carries out conformity assessment procedures for some classes of medical devices.

S.                          “Qualification” or “Qualify” means activity and analysis performed to demonstrate adherence to predetermined criteria. Qualification for a Product means Product testing or inspection conducted according to an approved and controlled protocol to ensure the Product meets Specifications.

T.                         “Quality System”, “Quality Management System” or “QSR” means the regulatory requirements under the Applicable Laws of an Regulatory Authority for the methods used in, and the facilities and controls used for, the design, Manufacture, packing, labeling, storage, installation and servicing of Product.

U.                        “Recall” means a firm’s removal or correction of a marketed product that Regulatory Authorities considers to be in violation of the laws it administers, and against which the agency would initiate legal action (e.g., seizure).

V.                        “Records” means written or electronic accounts, notes, data, record of, and information and results obtained from performance of Services of all work done under this Quality Agreement.

W.                     “Specification(s)” means all applicable specifications, protocols and other documents relevant to the design, physical characteristics, function, performance, Manufacture, packaging, labeling and quality of the Product(s) communicated in writing by Nevro or mutually agreed upon in writing by the parties.

X.                        “Standard Operating Procedure” means the standard operating procedures in effect at the Supplier which have been approved by the Supplier’s quality department and which are applicable to the processing of the product.

Y.                        “Sub-tier Supplier” means any supplier that either directly or indirectly provides product or Services to the Supplier in connection with any Product.

Z.                         “Validation” (or “Validate”) means confirmation by examination and provision of objective evidence that the applicable requirements can consistently be fulfilled.

Responsibilities Table

Table Key: N/A = Not Applicable

Section	Responsibilities	N/A	Supplier	Nevro
1.0	Regulatory Compliance

1.1	Maintain all licenses, registrations and other authorizations as are required under the Applicable Laws.	☐	☒	☒

1.2	Maintain and operate the facility in compliance with this Quality Agreement.	☐	☒	☐

1.3	Manufacture the Product in accordance with this Quality Agreement.	☐	☒	☐

1.4

Product Clearances and Approvals. Supplier shall provide reasonably necessary assistance to Nevro in obtaining all necessary regulatory approvals for the Manufacturing, marketing, sale and distribution of the Product(s).

		☐	☒	☐

1.5

Regulatory Approval of Product Modifications. Nevro shall be responsible for making the final determination as to whether proposed Product modifications require regulatory approval prior to implementation and shall be responsible for filing and obtaining any required approvals, clearances and/or supplements.

		☐	☐	☒

1.6

Compliance History. Supplier shall provide Nevro with a review of Supplier’s regulatory compliance history related to the Products or related to the manufacturing processes used to manufacture the Products.

		☐	☒	☐

2.0	Management Responsibility

2.1

Supplier shall have personnel with executive responsibility to oversee its Quality System. Supplier also shall maintain an organizational structure which ensures the Product(s) are designed, developed and/or Manufactured in accordance with this Quality Agreement.

		☐	☒	☐

2.2

Supplier shall assign a person or person(s) with executive responsibility, or who report(s) directly to a person with executive responsibility, to serve as a contact for Nevro under this Quality Agreement, and to oversee compliance with this Quality Agreement.

		☐	☒	☐

2.3

Quality Plan. Supplier shall have a quality plan and/or quality system manual that defines the elements of the Quality System relevant to the design, development and/or Manufacture of the Product(s), and shall establish how the quality requirements shall be met.

		☐	☒	☐

2.4	Identification. Supplier shall ensure that Product(s) and Components are identified during all stages of receipt, production and distribution.	☐	☒	☐

2.5	Traceability. Supplier shall be responsible for setting up and maintaining controlled documentation of Product and Component traceability during all stages of receipt, production and distribution.	☐	☒	☐

3.0	Corrective and Preventive Actions/Performance

Section	Responsibilities	N/A	Supplier	Nevro
3.1	Standard Operating Procedures. Supplier shall establish and maintain procedures for implementing a CAPA system in compliance with the industry standards and Quality Management System requirements.	☐	☒	☐

3.2	Resolution. Supplier shall implement the CAPA system with regard to any quality, Manufacturing or performance issue raised by Supplier or Nevro related to Product(s).	☐	☒	☐

3.3

Field Actions. Nevro has the sole authority for decisions related to any Product(s) in the field, including any Field Action. Suppler shall support Nevro by providing access to necessary Product information and quality records.

		☐	☒	☒

4.0	Nonconforming Product

4.1	Supplier shall establish and maintain procedures to control Product that does not conform to specified requirements in compliance with the Quality Management System requirements.	☐	☒	☐

4.2

Control of Nonconforming Product. Supplier shall have Standard Operating Procedures to control Product that does not conform to Nevro Specifications. The procedures shall address the identification, documentation, evaluation, segregation, and disposition of Nonconforming Product, including a determination of a need for an investigation, which shall be documented.

		☐	☒	☒

4.3	Product Performance. Nonconforming Products may be returned to Supplier for investigation and analysis.	☐	☒	☐

4.4

Disposition of Nonconforming Product. Supplier shall have Standard Operating Procedures covering disposition of Nonconforming Product, including review and documentation of decisions. The parties shall jointly determine the procedures for rework, retest and reevaluation of Nonconforming Product to ensure the Product(s) meet Specifications. Supplier shall document rework activities in the DHR, and provide report of rework activities to Nevro upon request.

		☐	☒	☒

5.0	Document Control

5.1	The Supplier shall establish a process for document control and document changes related to Product(s).	☐	☒	☐

5.2

Supplier shall not, modify Product Specifications or process specifications without Nevro written approval. Supplier shall maintain records of changes to documents related to the Product(s), which shall include a description of the change, identification of the affected documents, the signature of the approving individual(s), the approval date, and the effective date.

		☐	☒	☒

6.0	Purchasing Controls

6.1

For Components not supplied by Nevro, Supplier shall establish and maintain controls on the purchase of Components to ensure conformance to specified requirements, including visual inspection of packaging, labeling, or shipping containers, and dimensional inspection or analytical testing. Supplier shall maintain documentation that clearly describes the quality requirements for Components, and shall require Component sources to notify Supplier of any proposed changes in the Manufacturing of the Components prior

		☐	☒	☐

Section	Responsibilities	N/A	Supplier	Nevro
to making any change.

6.2	For Components not supplied by Nevro, the Supplier shall establish and maintain acceptance procedures with respect to the Manufacture of the Products.	☐	☒	☐

7.0	Design Controls

7.1

Nevro shall collaborate with the Supplier to ensure that the design requirements for the Product(s) are appropriate and address the intended use of the Product(s) including the needs of the user and patient, in compliance with the Quality Management System requirements.

		☐	☒	☒

7.2	Nevro has the sole authority to make design changes. Supplier shall not implement design change unless it receives updated Specifications from Nevro.	☐	☐	☒

8.0	Preventive Maintenance and Calibration

8.1

Maintain calibration and preventive maintenance procedures and schedules for equipment/instruments used in the manufacture, packaging, testing and Validation/qualification of the Product.  Include calibration tagging where appropriate.

		☐	☒	☐

8.2	Document and review preventive maintenance and calibration performed for equipment and make available to Nevro designee for onsite review upon request.	☐	☒	☐

9.0	Packaging and Labeling

9.1	Compliance with Specifications. All Products shall be packaged and labeled in accordance with any applicable Specifications.	☐	☒	☐

9.2	Procedures. Supplier shall establish and maintain Standard Operating Procedures to control labeling activities in compliance with the Quality Management System requirements.	☐	☒	☐

9.3

Labeling Mix-Ups. Supplier shall store labels and labeling in a way that prevents an incorrect label from being used with a Product. Supplier shall control labeling and packaging operations to prevent labeling mistakes, and shall document the label and labeling used for each production unit, Lot or batch in the DHR.

		☐	☒	☐

10.0	Audits

10.1	Nevro retains the right to audit Supplier Manufacturing and Quality Systems.	☐	☐	☒

10.2

Nevro or an approved designee has the right to audit the Supplier’s facilities and systems for a time period not to exceed three working days, as they relate to the manufacture and testing of Product, at mutually agreed upon time and date.  Nevro or an approved designee retains the right to conduct “for cause” audits as necessary upon agreement with Supplier.

		☐	☐	☒

10.3	Issue responses to all observations in writing to Nevro or approved designee within thirty (30) days of receipt. Responses are to include timelines and plans for closure of all commitments.	☐	☒	☐

Section	Responsibilities	N/A	Supplier	Nevro
10.4	Management of Sub-tier Suppliers. Supplier is responsible for management of Supplier’s Sub-tier Suppliers based upon risk as determined per Supplier’s own internal procedures.	☐	☒	☐

10.5	The Supplier is responsible for qualifying, monitoring and maintaining the list of Sub-Tier Suppliers used for this Product in accordance with the Suppliers internal procedures.	☐	☒	☐

10.6

Regulatory Audits and Inspections. Supplier agrees that Regulatory Authorities shall have access to and the right to inspect or audit any pertinent Product(s) design, Manufacturing, or quality processes, and associated documentation or Records.

		☐	☒	☐

10.7

Third Party Audits. Supplier shall promptly notify Nevro when an Authority inspection of its facilities (or an inspection by third parties in accordance with FDA regulations or inspection by another governmental authority such as a Notified Body) is expected and/or underway.

		☐	☒	☐

10.8

Regulatory Correspondence. Supplier shall promptly provide Nevro  with copies of all regulatory correspondence, including without limitation Form FDA 483s and FDA warning letters and any correspondence with the FDA or any other Authority related to processes, Components or equipment which are the same or similar to those used in the Manufacture of the Products.

		☐	☒	☐

10.9

Regulatory Commitments. Supplier shall secure Nevro’s written agreement prior to making any commitment to a regulatory agency regarding the Product. Nevro shall be provided with draft responses to regulatory observations that involve the Product and its Manufacture prior to submission to any Regulatory Authority and Supplier shall permit Nevro’s input into responses and corrective actions. Supplier shall retain the final authority and responsibility for the content of the responses to the Regulatory Authority related to a Finished Device.

		☐	☒	☒

11.0	Personnel Training

11.1	Personnel and Training. Supplier shall have sufficient personnel with the necessary education, background, training and experience to perform under this Quality Agreement.	☐	☒	☐

11.2	Provide adequate number of personnel qualified by appropriate training and experience to perform and supervise the manufacture, testing, packaging and disposition of the Product.	☐	☒	☐

11.3	Assure training is regularly conducted, assessed and documented by qualified individuals in accordance with Supplier’s documented procedures.	☐	☒	☐

11.4	Have written job descriptions for positions responsible for performing GMP related activities.	☐	☒	☐

11.5

Assure that non-employees, including consultants, advising on the manufacture and control of the Product have sufficient education, training, and experience to advise on the subject for which they are retained.

		☐	☒	☐

12.0	Complaints/Adverse Events

12.1

Each party shall cooperate fully with the other party in dealing with customer and third party complaints concerning the Product(s) and shall take such action to promptly resolve such complaints as may be reasonably requested by the other party.

		☐	☒	☒

Section	Responsibilities	N/A	Supplier	Nevro
12.2	Nevro shall have the sole authority to correspond with all applicable regulatory authorities with respect to complaints about the Product(s).	☐	☐	☒

12.3

Nevro is responsible for complying with all applicable  Regulatory Authorities regulatory requirements pertaining Adverse Event reporting.  Supplier shall reasonably cooperate with Nevro to enable Nevro to fulfill such requirements. If Supplier becomes aware of a potentially reportable event, notice of such event shall be given to Nevro within two (2) business days.

		☐	☒	☒

13.0	Field Alerts and Recalls

13.1

If the Supplier becomes aware of any defect or problem with respect to any Nevro Product, they shall notify Nevro no later than two (2) business days after becoming aware of the issue.  If such issue may have caused or contributed to death or serious injury, Supplier shall promptly notify Nevro, and in any event no later than one business (1) day after becoming aware of the issue.

		☐	☒	☐

13.2

Notification. If either party in good faith determines that a Recall or other action involving a Product(s) should be considered, such party shall immediately notify the other party and shall advise such other party of the reasons underlying its determination.

		☐	☒	☒

13.3	Nevro Determination. Nevro has the sole authority to determine whether any action such as a Recall or other action should be undertaken.	☐	☐	☒

13.4	Analysis. Product returned related to Recall shall be analyzed by Nevro or by the Supplier at Nevro’s request.	☐	☒	☒

14.0	Handling, Storage, Distribution and Installation

14.1	Supplier shall establish and maintain procedures for the handling, storage, distribution and installation of the Product(s).	☐	☒	☐

14.2	Handling. Supplier shall have systems in place to ensure that mix-ups, damage, deterioration, contamination or other adverse effects do not occur during handling of the Product(s).	☐	☒	☐

14.3	Storage. Supplier shall control storage areas to prevent mix-ups, damage, deterioration, contamination or other adverse effects pending distribution of the Product(s).	☐	☒	☐

14.4

Distribution. Supplier shall have systems in place to control distribution of Product(s) so that only Product(s) approved for release are distributed. Supplier shall ensure that no obsolete, rejected, expired or deteriorated Product(s) are distributed, unless they are distributed to Nevro at its written request.

		☐	☒	☐

15.0	Production

15.1

Process Control-Generally. Supplier shall have systems in place to define and maintain the Manufacturing process and associated controls so that all Product(s) conform to their Specifications (ie. Device Master Records).

		☐	☒	☐

15.2	Process Monitoring. Supplier shall monitor and control the Manufacturing process using the industry standard tools such as in-process inspection, Validation and statistical process control.	☐	☒	☐

Section	Responsibilities	N/A	Supplier	Nevro
15.3	Environmental Monitoring (CER): Supplier will have systems in place to monitor the environmental per Nevro’s requirement in which the products are kitted and/or manufactured.	☐	☒	☐

15.4	Certificate of Conformance. If requested by Nevro, Supplier shall provide to Nevro a Certificate of Conformance consistent with the Specifications for each Lot/batch of Product shipped.	☐	☒	☐

15.5

Inspection, Measurement, and Test Equipment. Supplier shall notify Nevro in writing of any out-of-tolerance equipment that may affect the testing or Manufacturing of any Product(s) or Component. The written notification shall include identification of the affected Product(s) or Component.

		☐	☒	☐

16.0	Change and Change Notification

16.1

Changes by Nevro. The Specifications may be revised by Nevro. Such revisions may require additional Qualification. Nevro shall notify Supplier of all relevant Specification revisions. Supplier shall implement all revisions by dates specified by Nevro when possible and if such date cannot be met, then the parties shall mutually agree to a date that is achievable.

		☐	☐	☒

16.2

Changes by Supplier. Upon approval by Nevro of the initial design, Component or process changes, design changes or deviations considered by Supplier must be submitted to Nevro in writing for review and approval prior to making any changes.

		☐	☒	☐

16.3	Change/Approval. Nevro personnel shall review and approve changes that may affect the Product(s)	☐	☐	☒

17.0	Record Retention

17.1

Creation and Maintenance Quality System Record. Each party shall create and maintain Records for the activities for which they are responsible under this Quality Agreement in compliance with the Quality Management System requirements.

		☐	☒	☒

17.2	Copies. Upon Nevro’s request, Supplier shall promptly provide Nevro with copies of non-proprietary portions of Records and other documents required to be maintained pursuant to this Quality Agreement.	☐	☒	☐

17.3

Retention. Supplier shall keep Records for 7 years minimally from date of Record creation; thereafter, Supplier shall notify Nevro prior to disposing of such Records and upon Nevro’s request, either (i) transfer custody of the Records to Nevro or (ii) Nevro may elect to have such Records retained in Supplier’s archives for an additional period of time at a reasonable charge to Nevro. At any time upon written request, or termination of this Quality Agreement, Supplier shall return all Records to Nevro.

		☐	☒	☐

XII.                         ATTACHMENTS

☒  ISO 13485 Certificate

☒  Organizational Chart

☒  Quality Manual

☐

☐

Approval:

SUPPLIER REPRESENTIVE	NEVRO CORPORATION
QUALITY REPRESENTATIVE

Aaron Swanson	Vis Ayer	Sr. Manager, QA
Print (Name and Title)	Print (Name and Title)

/s/ Aaron Swanson	/s/ Vis Ayer
Signature	Signature

7/16/13	23 Jul 2013
Date	Date

EXHIBIT C

PRICING

PRO TECH Design & Mfg., Inc.
14561 Marquardt Avenue
Santa Fe Springs, CA 90670
Phone: (562) 207-1680
Fax: (562) 207-1698

Quotation 10594

Quote	Nevro Corporation
To:	4040 Campbell Avenue Menlo Park, CA 94025 United States

Quote Number:	10594		Contact:	[***]
Quote Date:	07/21/14	Expires: 08/20/14	Inquiry:
Customer:	NEVRO		Terms:	Net 30 Days
Salesman:	[***]		Phone:	[***]
Ship Via:	Federal Express		FAX:	[***]
FOB:	Santa Fe Springs		Delivery:	4 Weeks ARO

Notes:

1)             Prices includes all packaging materials, sterilization, labels, and labor to package.

2)             Prices do not include any device components.

Item	Part Number Descrition	Revision	Quantity	Price
1	NIPG1500	C	[***]	$[***] /EA
Kit, IPG, Model IPG1500, Nevro
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

2	LEAD1058-30B	H	[***]	$[***] /EA
Kit, Percutaneous Lead, 30cm,5mm, Blue, EO
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

3	LEAD1058-50B	G	[***]	$[***] /EA
Kit, Percutaneous Lead, 50cm, 5mm, Blue, EO
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

4	LEAD1058-70B	F	[***]	$[***] /EA
Kit, Percutaneous Lead, 70cm, 5mm, Blue, EO
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

1

Item	Part Number Descrition	Revision	Quantity	Price
5	LEAD2008-25B	B	[***]	$[***] /EA
Kit, Lead Extension, 25cm, EO, Blue
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

6	LEAD2008-35B	C	[***]	$[***] /EA
Kit, Lead Extension, 35cm, EO, Blue
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

7	LEAD2008-60B	B	[***]	$[***] /EA
Kit, Lead Extension, 60cm, EO, Blue
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

8	MADP2008-25B	A	[***]	$[***] /EA
Kit, Lead Adaptor, Blue, M8, 25cm, EO
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

9	SADP2008-25B	A	[***]	$[***] /EA
Kit, Lead Adaptor, Blue, S8, 25cm, EO
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

10	ACCK1010	B	[***]	$[***] /EA
Kit, Needle, Insertion, 4”, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

11	ACCK1015	C	[***]	$[***] /EA
Kit, Needle, Insertion, 6”, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

12	ACCK2000	B	[***]	$[***] /EA
Kit, Lead Blank, Coiled, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

13	ACCK3035	C	[***]	$[***] /EA
Kit, Tool, Tunneling, 35cm, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

14	ACCK3050 Kit, Tool, Tunneling, 50cm, Nevro, EO	D	[***]	$[***] /EA

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

2

Item	Part Number Descrition	Revision	Quantity	Price
14	ACCK3050	D	[***]	$[***] /EA
			[***]	$[***] /EA

15	ACCK4000	B	[***]	$[***] /EA
Kit, OR Cable, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

16	ACCK5000	B	[***]	$[***] /EA
Kit, Anchor, Lead, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

17	ACCK5101	A	[***]	$[***] /EA
Kit, Lead Anchor, N100, Nevro
			[***]	$[***] /EA
			[***]	$[***] /EA

18	ACCK5200	B	[***]	$[***] /EA
Kit, N200 Lead Anchor, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

19	ACCK5300	C	[***]	$[***] /EA
Kit, N300 Lead Anchor, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

20	ACCK6006	C	[***]	$[***] /EA
Kit, IPG Port Plug, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

21	ACCK7000	B	[***]	$[***] /EA
Kit, IPG Port Plug, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

22	ACCK7100	B	[***]	$[***] /EA
Kit, IPG Template, Nevro
			[***]	$[***] /EA
			[***]	$[***] /EA

23	ACCK8012-90	A	[***]	$[***] /EA
Kit, Stylet, 0.012”, 90cm, Nevro, EO
			[***]	$[***] /EA
			[***]	$[***] /EA

24	ACCK9050	C	[***]	$[***] /EA
Kit, Mx Trial Adaptor Cable, Nevro
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

25	ACCK9100	A	[***]	$[***] /EA
Kit, Medical Adhesive, Nevro, EO
			[***]	$[***] /EA

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

3

Item	Part Number Descrition	Revision	Quantity	Price
25	ACCK9100	A	[***]	$[***] /EA

26	CHGR1000	G	[***]	$[***] /EA
Kit, Charger, Nevro
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

27	CLPG2000	B	[***]	$[***] /EA
Kit, Programmer, Nevro
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

28	CLPW1000	B	[***]	$[***] /EA
Kit, Programmer Wand, Nevro
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

29	EXTS1000	D	[***]	$[***] /EA
Kit, Trial Stimulator, Nevro
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

30	PTTK1000	D	[***]	$[***] /EA
Kit, Patient Trial, Nevro
			[***]	$[***] /EA
			[***]	$[***] /EA
			[***]	$[***] /EA

1)                         Custom orders are subject to a quantity variance of ± 10% of the original order quantity. Orders requiring exact shipment quantities are subject to additional charges.

2)                         It is the customer’s responsibility to maintain objective evidence regarding label claims, including but not limited to shelf life, sterility, storage conditions, and CE marking.

3)                         Products contained within the same family can be combined to gain more favorable pricing provided they are run concurrently and sterilized at the same time.

4)                         PRO-TECH does not warrant the appropriateness of materials used in your product, the fitness of design, reliability, intended or unintended use, nor does PRO-TECH establish shelf life for your packaged product.

5)                         Sales are subject to PRO-TECH standard terms and conditions which can be reviewed at http://protechdesign.com/SitePages/Terms_of_Sale.aspx

6)                         This quotation is valid for a period of thirty (30) days.

7)                         Standard lead time is indicated on this quotation and is stated as weeks until shipment from our facility after arrival of all parts and materials you will supply, if any, but may vary based upon current production conditions.

8)                         OUS Orders - Orders for items produced in our offshore facilities are irrevocable . Delivery dates may be extended up to one (1) month provided such requests are received at least 45 days prior to scheduled delivery. Delivery of entire quantity ordered must be accepted within thirty (30) days after the initial delivery.

9)                         Price breaks applicable to this quotation consider producing the quantity indicated as one lot delivered with a maximum of two (2) releases no more than sixty (60) days apart. Scheduled deliveries exceeding the 60 day period will be quoted upon request.

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

4

By Aaron Swanson
PRO TECH Design & Mfg., Inc.

5